EXHIBIT 10.18

Supply Agreement, dated November 21, 2013, between Amgen and Insulet Corporation, as amended by Amendment No. 1 through Amendment No. 14

Supply Agreement
By and Between
Amgen Inc.
and
Insulet Corporation

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

2.    Manufacture; Supply..........................................................................................................................    6
2.1    Subcontractors    ..................................................................................................................................6
2.2    Quality Agreement..............................................................................................................................6
2.3    [*].......................................................................................................................................................    6

3.3    [*]..........................................................................................................................................................10

4.    [*].........................................................................................................................................................12

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

12.15    [*].....................................................................................................................................    30
12.16    Construction..................................................................................................................    30
12.17    [*].....................................................................................................................................    30

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

SUPPLY AGREEMENT
This Supply Agreement (as defined further below, this “Agreement”) is entered into as of November 21, 2013 (the “Effective Date”), by and between Amgen Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office at One Amgen Center Drive, Thousand Oaks, CA 91320-1799 (“Amgen”), and Insulet Corporation, a corporation organized and existing under the laws of the State of Delaware and having its principal office at 9 Oak Park Drive, Bedford, MA 01730 (“Insulet”).
INTRODUCTION
A.    WHEREAS, Amgen is engaged in the business of discovering, developing, manufacturing and marketing human therapeutics;
B.    WHEREAS, Insulet is engaged in the business of developing, manufacturing and marketing infusion devices and systems;
C.    WHEREAS, Amgen and Insulet are parties to that certain Development Agreement effective as of [*], pursuant to which, among other things, Insulet is to perform certain drug delivery system development activities in return for certain compensation all as set forth therein (as may be amended from time to time, the “Development Agreement”); and
D.    WHEREAS, Amgen desires to purchase from Insulet, and Insulet desires to sell to Amgen, drug delivery systems on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and provisions contained in or referenced by this Agreement, the Parties hereto have reviewed and accepted all referenced material and any appendices, exhibits or other attachments and agree to be bound by the terms and conditions set forth in this Agreement as follows:

1.	Definitions.
For purposes of this Agreement, the terms defined in this article shall have the respective meanings set forth below. Capitalized terms used in this Agreement but not defined herein shall have the meanings ascribed to such terms in the Development Agreement:

1.1	“Agreement” means this Supply Agreement together with all Appendices referenced herein and attached hereto as each may be amended from time to time pursuant to Section 12.5.

1.2	“Business Day” means any day other than a Saturday or Sunday on which banking institutions in New York, NY, are open for business.

1.3	“Commercialization” or “Commercialize” will mean any activities directed to marketing, promoting, distributing, importing, offering to sell, and/or selling the System.

1.4
“Commercial Year” means (i) the First Commercial Year, and (ii) the twelve month period beginning on the first anniversary of the First Commercial Year, and each subsequent twelve month period thereafter during the Term.

1.5
“Confidential Information” of a Party means (i) all Technology [Controlled] by such Party, and (ii) all ideas, information and data of any kind, whether in written, oral, graphical, machine-readable or other form, whether or not marked as confidential or proprietary, which are transferred, disclosed or made available by or on behalf of such Party (“Disclosing Party”) to the other Party or its representatives (“Receiving Party”), including any of the foregoing of Third Parties disclosed by or on behalf of such Party. Confidential Information of Party includes information regarding such Party’s products, financial information, business information or objectives and reports and audits, and all biological materials of a Party. Notwithstanding the foregoing, Confidential Information will not include Technology or other information that:

(a)	was known or used by the Receiving Party or its Affiliates prior to its date of disclosure to the Receiving Party as demonstrated by contemporaneous written records; or

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

(b)
either before or after the date of the disclosure to the Receiving Party is lawfully disclosed to the Receiving Party or its Affiliates by sources other than the Disclosing Party rightfully in possession of such Technology or other information and not bound by confidentiality obligations to the Disclosing Party; or

(c)
either before or after the date of the disclosure to the Receiving Party or its Affiliates is or becomes published or otherwise is or becomes part of the public domain through no breach hereof on the part of the Receiving Party or its Affiliates; or

(d)
is independently developed by or for the Receiving Party or its Affiliates without reference to or reliance upon the Confidential Information of the Disclosing Party as demonstrated by contemporaneous written records.

Notwithstanding the foregoing, (1) any Confidential Information will not be deemed to be within the foregoing exceptions merely because such information is embraced by more general information in the public domain or in the possession of the Receiving Party or any of its Affiliates, and (2) any combination of features will not be deemed to be within the foregoing exceptions merely because individual features are in the public domain or in the possession of the Receiving Party or any of its Affiliates, but only if the combination itself and its principle of operation are in the public domain or in the possession of the Receiving Party or any of its Affiliates.

1.6	“Conforming Lot” has the meaning ascribed to it in the Quality Agreement.

1.7
“Customized Insulet Device” shall have the meaning set forth in the Insulet Product Definition Document INSPR020-PDD, Amgen Delivery Device ADD) attached hereto as Exhibit 1.7 as updated from time to time by mutual agreement of the Parties (“Product Definition Document”).

1.8	“Device” means any [*].

1.9
“Disposition” means to either reject or pass a batch, or part thereof, of Customized Insulet Devices by the quality unit of a Party pursuant to such Party’s quality systems and, with respect to Insulet, in compliance with the Quality Agreement.

1.10
“Executive Officers” means Insulet’s President and Chief Operating Officer (who, as of the Effective Date, is Charles Liamos) (or an officer or employee of Insulet then serving in a substantially equivalent capacity) and Amgen’s Executive Vice President, Operations (who, as of the Effective Date, is Madhu Balachandran) (or the officer or employee of Amgen then serving in a substantially equivalent capacity).

1.11	“Facility” means Insulet’s or its Affiliate’s or sub-contractor’s facility at which the Custom Insulet Device is Manufactured.

1.12	“First Commercial Year” means the first full calendar year beginning after the granting of Regulatory Approval by the FDA for the System.

1.13
“Governmental Authority” means a country, federal, state, provincial, commonwealth, supranational, cantonal or local regulatory agency, department, bureau or other governmental entity with authority over the testing, Manufacture, use, storage, import, promotion, marketing or sale of a Customized Insulet Device.

1.14
“Lot Release Procedures” means the testing procedures for the Customized Insulet Device set forth in the Quality Agreement, as may be amended by the mutual agreement of the Parties, in writing, from time to time, that are the basis for determining whether a lot of Customized Insulet Devices is appropriate for release by Insulet.

1.15
“Manufacturing Services” shall mean, with respect to each Customized Insulet Device to be supplied hereunder, the preparation, assembly, and production of each such item. “Manufacture,” “Manufacturing,” “Manufactured,” and other variants of manufacturing services shall have comparable meanings.

1.16	“Minimum Lot Quantity” means [*] ([*]) units of Customized Insulet Devices.

1.17
“Non-Conforming Lot” means, except if due to [*], a lot of Customized Insulet Device Manufactured by Insulet that, based the performance of and results from the Lot Release Procedures and comparison to release criteria set forth in the Lot Release Procedures, is inappropriate for release by Insulet.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

1.18	“Partial Commercial Year” means the remainder of the calendar year commencing on the first day of the month following the granting of Regulatory Approval by the FDA for the System.

1.19	“Party” means Insulet or Amgen and, when used in the plural, “Parties” shall mean Insulet and Amgen.

1.20	“Purchase Order” shall mean each written order for the purchase of Customized Insulet Device issued by Amgen or its Affiliates in accordance with Section 2.7.

1.21
“Quality System Regulation” shall mean the applicable quality system requirements, as amended from time to time, for the methods used in, and the facilities and controls used for, the design, manufacture, packaging, labeling, storage, installation, and servicing of all finished devices intended for human use according to CFR Part 820, and any applicable guidance document or standard published or recognized by the FDA.

1.22
“Ship” shall mean the delivery, pursuant to Section 2.11, by Insulet of Customized Insulet Devices meeting the Release Criteria to Amgen or its designee. “Shipping,” “Shipped,” “Shipment”, and other variants shall have comparable meanings.

1.23
“Specifications” means the specifications and requirements of a Customized Insulet Device, including but not limited to performance requirements, materials, equipment, systems, standards and workmanship as set forth in the Product Definition Document.

1.24	“Supply Territory” means [*] and additional countries and regions as provided for pursuant to Section 12.2(b).

1.25	“Supply Territory Expansion Reimbursable Expenses” means, with respect to each Supply Territory Expansion Request, those [*] in support of [*].

1.26	“Unit Price” means the price set forth in Section 3.1 payable, pursuant to the terms of this Agreement, by Amgen for Customized Insulet Devices.

Terms defined elsewhere in this Agreement are set forth below:

Term	Section Number
Additional Supply Territory	12.2(b)
Agreement	1st Paragraph
Amgen	1st Paragraph
Amgen Indemnified Party	8.2
Announcement	5.1(a)
Applicable Securities Rules	5.1(a)
Applications	11.3(b)
Binding Portion	2.6(a)
[*]	4
[*]	4
Change	12.2(a)
Change Order	12.2(a)
Development Agreement	4th Paragraph
Disclosing Party	1.5
Effective Date	1st Paragraph
[*]	4
[*]	2.3
Forecast	2.6(a)
Forecast-Based [*]	3.1
Indemnified Party	8.3(a)
Indemnifying Party	8.3(a)

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Infringement Claim	8.2
Initial Period	9.1
Insulet	1st Paragraph
Insulet Enforcement Actions	11.3(e)
Insulet Indemnified Party	8.1
Licensed Marks	11.3(b)
Loss	8.1
Mandatory Disclosure	5.1(a)
[*]	4
Notice of Permitted Assignment	12.4
Order-Based [*]	3.1
Permitted User	5.1(b)
[*]	2.3
POD Marks	11.3(c)
Product Definition Document	1.7
Product Warranty	6.9(c)
PTO	11.3(b)
Publication	5.4
Purchase Order	2.7(a)
Quality Agreement	2.2
Receiving Party	1.5
Renewal Period	9.1
Severed Clause	12.11
[*]	12.17
Supply Territory Expansion Request	12.2(b)
Taxes	3.6
Term	9.1
Trademarks	11.3(c)

2.	Manufacture; Supply.
2.1Subcontractors. Subject to the terms of the Quality Agreement, Insulet has the right to use Affiliates and subcontractors for the performance of Insulet’s obligations hereunder, provided that at all times that Insulet shall remain fully liable for any and all acts or omissions of such Affiliates and subcontractors.

2.2Quality Agreement. Concurrent with the execution of this Agreement, the Parties are entering into the document attached hereto as Exhibit 2.2 specifying the quality and regulatory procedures and responsibilities of the Parties hereunder with respect to the Manufacture of Custom Insulet Devices (the “Quality Agreement”).

2.3[*]. Amgen shall [*], and Insulet shall [*] those responsibilities set forth in the [*] subject to the applicable terms [*]. Insulet shall [*].

2.4Specification Changes. The Specifications or the specifications for the Insulet Device (as defined in the Development Agreement) may be amended or supplemented by the Parties in accordance with the terms and conditions of the Quality Agreement.

2.5Audits. Amgen shall have the right, pursuant to the terms and conditions of the Quality Agreement, to cause an inspection and audit of any Facilities being used by Insulet, its Affiliates or any subcontractor for the Manufacture of Customized Insulet Devices.

2.6Forecasts.

a.	As soon as practicable after the Effective Date and at least [*] days prior to the [*] of each calendar month thereafter, Amgen will provide Insulet with eighteen (18) month rolling

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

forecasts of Amgen’s anticipated monthly requirements for Custom Insulet Devices (each, a “Forecast”), which Forecasts shall commence on the month immediately following delivery of such forecast. The [*] of each such Forecast shall be binding on Amgen (the “Binding Portion”) and Amgen shall issue Purchase Orders for all amounts included in the Binding Portion of such Forecasts.

b.
Except as mutually agreed in writing by the Parties, for each Forecast following the initial Forecast provided by Amgen, the quantity of Customized Insulet Device forecast (i) for the [*] months of such Forecast shall not vary from the amounts forecasted for such months in the most recent previously delivered Forecast, (ii) the amounts forecasted for the [*] of such Forecast shall not exceed [*] percent ([*]%) of the amounts forecasted for such month in the most recent previously delivered Forecast and (iii) the amounts forecasted for the [*] months of such Forecast shall not exceed [*] percent ([*]%) of the amounts forecasted for such months in the most recent previously delivered Forecast. Accompanying each Forecast, Amgen shall place a binding Purchase Order in accordance with Section 2.7 for Custom Insulet Devices for the first month contained in such Forecast.

c.
Each Party acknowledges and agrees that, except with respect to the Binding Portion of each Forecast, as may be adjusted pursuant to Section 2.6(b), (a) the Forecasts are for planning purposes only, (b) Amgen will prepare such Forecasts in good-faith, but does not guarantee the accuracy of any portions of such Forecasts, and (c) with the exception of the Binding Portion of the Forecasts, Insulet does not guarantee its ability to meet the requirements of such Forecasts.

2.7Purchase Orders; Precedence.

a.
Amgen may use its standard purchase order form for any notice provided for hereunder; provided that all purchase orders must reference this Agreement and include and specify the proposed delivery date, quantities and destination (each, a “Purchase Order”). The Parties agree that the terms and conditions contained in this Agreement shall govern and prevail over any terms and conditions of any such Purchase Order, acknowledgment form or other instrument.

b.
Unless otherwise accepted pursuant to Section 2.8, Insulet shall not be obligated to supply quantities of Customized Insulet Devices set forth in Purchase Orders to the extent such quantities are in excess of the Binding Portion of a Forecast for the applicable month.

c.	Unless otherwise accepted by Insulet pursuant to Section 2.8, Insulet shall not be obligated to Ship Customized Insulet Devices [*] after the date each Purchase Order is received by Insulet.

d.	Each Purchase Order shall be for no less than the Minimum Lot Quantity.

e.
In addition to the quantities set forth in the Binding Portion of the Forecast and any Purchase Orders issued and accepted pursuant hereto, within [*] days after receipt of a Notice of Permitted Assignment (as defined in Section 12.4), Amgen may place one or more Purchase Orders for a quantity [*] of Customized Insulet Devices [*] of Customized Insulet Devices set forth in the Forecast current as of the date of receipt of such Notice of Permitted Assignment, for delivery no sooner than [*] after the date of such Purchase Order. Quantities of Customized Insulet Devices set forth in Purchase Orders pursuant to this Section 2.7(e) shall be deemed included in and part of the Binding Portion of the Forecast and the rights and obligations of each Party with respect to the Binding Portion of the Forecast shall apply thereto.

2.8Delivery Date Confirmations, Shipping Schedule. Within [*] Business Days after Amgen submits to Insulet a Purchase Order, Insulet shall issue a notice to Amgen acknowledging or rejecting the delivery dates specified in the Purchase Order. Insulet may only reject quantities of Customized Insulet Devices set forth in Purchase Orders to the extent of the following: (a) any portion of a Purchase Order that does not conform to the requirements of Section 2.7(b), Section 2.7(c) or Section 2.7(d) or (b) if the fees set forth in the Purchase Order are inconsistent with the Unit Price Amounts applicable as set forth in Section 3. Failure by Insulet to issue such notice within such [*] Business Day period shall be deemed an acceptance of the applicable Purchase Order.

2.9Adjustments in Purchase Order Quantities. Purchase Orders are not subject to cancellation by Insulet or Amgen once accepted by Insulet. Reduction in the quantity of Customized Insulet Devices ordered, suspension of deliveries and all other changes to a previously-accepted Purchase Order are permitted only pursuant to written agreement of the Parties (such agreement not to be unreasonably withheld, conditioned

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

or delayed). Subject to Section 2.7(b) and the remainder of this Section 2.9 and subject to Manufacturing and other capacity constraints of Insulet, Insulet shall use commercially reasonable efforts to accommodate Amgen’s requests for Customized Insulet Devices in excess of the quantities set forth in the Forecasts. If Amgen requests and Insulet agrees in writing to any change to the quantities set forth in a Purchase Order, then the Purchase Order shall be deemed to be revised according to Insulet’s written agreement.

2.10Carryover of Forecast. To the extent Amgen fails to provide any Forecast required under Section 2.6, the last applicable Forecast previously provided by Amgen shall be deemed to be the latest Forecast provided by Amgen as required by Section 2.6 and such failure will not be considered to be a breach of this Agreement by Amgen.

2.11Shipment.

a.
With respect to each Purchase Order, Insulet will promptly notify Amgen in writing of any anticipated delay in Shipping Customized Insulet Devices by the delivery date(s) specified in each such Purchase Order.

b.
Insulet shall ship Customized Insulet Devices under suitable controls and pursuant to all reasonable instructions provided by Amgen. Amgen shall have the right to designate the freight forwarder to be used by Insulet by notifying Insulet of such no later than [*] days prior to the applicable delivery date; provided, in the absence of such instructions, Insulet shall use a freight forwarder previously designated by Amgen. [*]. [*]. In the event of conflict, the terms of this Agreement take precedence over the Incoterms.

c.
Insulet shall package all Customized Insulet Devices in accordance with standard commercial practices that meet or exceed Applicable Laws and meet the ship testing requirements defined in the Product Definition Document. Unless instructed otherwise by Amgen, Insulet shall (i) Ship Purchase Orders complete; (ii) ensure that all packages and documents conspicuously bear the applicable Purchase Order number; (iii) enclose a packing slip with each Shipment and, when more than one package is Shipped, identify the package containing the packing slip; (iv) ensure that all Customized Insulet Devices included in a Shipment have an expiration date no less than the approved shelf life [*]; and (v) ship Customized Insulet Devices on plastic pallets.

2.12Lot Release Procedure. With respect to each lot of Customized Insulet Devices, Insulet shall perform the Lot Release Procedure in accordance with the requirements set forth in the Quality Agreement and determine whether each such lot is a Conforming Lot and Insulet shall only Ship to Amgen and its designees Conforming Lots.

3.	Compensation.
3.1.Unit Price Amounts. Amgen shall pay Insulet the Unit Price for each Customized Insulet Device ordered by Amgen and Manufactured by Insulet in a given Commercial Year as follows:

[*]	Aggregate Number of Customized Insulet Devices Ordered by Amgen	With respect to each [*], Unit Price for each Customized Insulet Device Shipped to Amgen	[*]
[*]
For the avoidance of doubt, [*].
For the Partial Commercial Year and each Commercial Year, the Unit Price [*] (set forth in the table above) applicable thereto that Amgen will pay, and Insulet will invoice, during such period (the “Forecast-Based [*]”) shall be determined based on the lesser of the following quantities of Customized Insulet Devices set forth in the Forecast submitted immediately prior to the commencement of the Partial Commercial Year or Commercial Year, as the case may be: (i) [*]% of the quantity of Customized Insulet Devices in the Binding Portion of such Forecast and (ii) the aggregate of the quantities of Customized Insulet Devices set forth in the [*]months of such Forecast. Promptly after the end of the Partial Commercial Year and each Commercial Year, but in no event later than [*], Insulet will notify Amgen of the aggregate quantity of Customized Insulet Devices actually ordered by Amgen for delivery during such period and whether the Unit Amount [*] applicable thereto (the “Order-Based [*]”) is the same as the Forecast-Based [*] and, in the event that the Order-Based [*] is not the same as the Forecast-Based [*], then within [*] days after receipt of such

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

notice either (a) if the Order-Based [*] is [*], then Amgen shall pay to Insulet the difference between the [*] and [*] Unit Prices applicable to each Customized Insulet Device or (b) if the Order-Based [*] is [*], then Insulet shall pay to Amgen the difference between the [*] and [*] Unit Prices applicable to each Customized Insulet Device.

3.2.
Inclusive. Insulet acknowledges and agrees that the Unit Price is all inclusive including inclusive of technical support services, complaint investigation services, root cause analysis, corrective actions activities, equipment maintenance, and purchase and maintenance of toolsets.

3.3.	[*]. As full and complete compensation for [*] will pay [*]. For the avoidance of doubt, Amgen will [*].

3.4.
[*] Capital Expense. In return for Insulet making capital investments in support of Manufacturing a Customized Insulet Device that includes a [*], Amgen will reimburse, up to an amount not to exceed $[*], Insulet the actual, reasonable costs incurred by Insulet and payable to Third Parties with respect to such capital investments. Promptly after incurring such costs, Insulet will invoice Amgen for such and include with each such invoice reasonably detailed documentation of the costs incurred.

3.5.
Supply Territory Expansion Reimbursable Expenses. With respect to each Supply Territory Expansion Request, Amgen will compensate Insulet as full and complete compensation the Supply Territory Expansion Reimbursable Expenses. Promptly after incurring such Supply Territory Expansion Reimbursable Expenses, Insulet will invoice Amgen for such and include with each such invoice reasonably detailed documentation of such expenses.

3.6.
Taxes. The pricing, fees and amounts payable by Amgen to Insulet hereunder do not include any taxes imposed by law on Amgen as the purchaser of Customized Insulet Devices for any national, state or local property, sales, service, use, excise, value added, gross receipts or other such taxes (“Taxes”). In addition to any amounts otherwise payable by Amgen pursuant to this Agreement, Amgen agrees to pay or reimburse Insulet for all Taxes which Insulet is required to pay or collect or which are required to be withheld in respect of the transactions contemplated by this Agreement except income and payroll taxes.

3.7.	Invoices.

a.
Insulet shall submit invoices to Amgen on a [*] basis for amounts payable by Amgen hereunder (i) pursuant to Section 3.1, Section 3.3, Section 3.4, and Section 3.5 for [*] and (ii) testing as provided in Section 12.1. Insulet will endeavor to submit such invoices promptly following the [*]. Invoices will be submitted in electronic format to the following electronic address (which addresses may be changed, from time-to-time, by Amgen upon prior notice to Insulet): email address: AccountsPayableMailroom@Amgen.com.

b.	Each invoice shall contain:

i.	Purchase Order number;

ii.	number of Customized Insulet Devices Shipped to Amgen in [*];

iii.	applicable Unit Price for each such Customized Insulet Device, and Unit Price Amounts;

iv.	if any, amounts due on account of Section 3.3, Section 3.4, Section 3.5 and, with respect to Section 3.4, Section 3.5 and Section 12.1, reasonable documentation thereof; and

v.	the total amount payable by Amgen.

c.
Amounts listed in each invoice shall be specified in United States dollars. To the extent Amgen reasonably requires additional information for any amounts stated on an invoice, Amgen shall promptly notify Insulet of same and Insulet shall respond promptly to such request.

d.
Amgen may request that Insulet submit at times other than those specified herein an invoice for portions of the Compensation that have not yet been invoiced but represent amounts payable for actual performance of Insulet’s obligations hereunder. When Amgen makes such a request, Insulet shall deliver to Amgen a complete invoice reflecting such portions of the Compensation, if any, believed by Insulet to be payable. Insulet shall endeavour to deliver such invoice by the deadline identified in Amgen’s request therefore and, if no deadline is specified in Amgen’s request, [*] days following Insulet’s receipt of Amgen’s request.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

e.
If Amgen disputes in good faith an amount stated in an invoice, Amgen will pay the undisputed amounts and notify Insulet in writing of the dispute concerning the remaining amounts within [*] days after Amgen’s receipt of such invoice and provide a reasonably detailed basis therefore. Upon resolution of disputed amounts, Insulet shall submit an invoice pursuant to this Section 3.7 for the amounts that the Parties mutually agree are no longer in dispute. Payment by Amgen does not constitute acceptance of the Insulet’s performance hereunder or an admission of liability.

3.8.Timing of Payments. Subject to Section 3.7(e), Amgen will pay each invoice in full within [*] days after receipt. With respect to each invoice, payment terms shall be [*] days after Amgen’s receipt of each invoice. All amounts payable hereunder shall be paid in U.S. currency. Amgen will pay [*].

4.	[*].
[*] Insulet will [*]. Notwithstanding the foregoing, for the purposes of this Section 4, if [*]. [*] shall extend to [*] provided that Amgen [*] or, in the alternative, Amgen [*]. [*] Insulet will notify Amgen [*]. In the event of a [*]. In the event Amgen [*] set forth in this Section 4 [*]
[*]

5.	Confidentiality.
5.1Confidential Information. With respect to any Confidential Information of a Party disclosed by or on behalf of it or its Affiliates to the other Party or its representatives during the Term, the Receiving Party agrees: (i) not to use any Confidential Information of the Disclosing Party in connection with activities other than those contemplated by this Agreement, (ii) except as provided in Section 5.1(b) and Section 5.4, not to disclose Confidential Information of the Disclosing Party to Third Parties without the prior written consent of the Disclosing Party, (iii) except as provided in Section 5.1(a) and Section 5.1(b), that the Confidential Information of the Disclosing Party will be maintained in confidence.

a.
Neither Party shall make any public announcement about the Agreement, or any part thereof, or its business relationship with the other Party or one or more of its Affiliates (collectively, “Announcement”) unless prior written consent is obtained from such other Party, which consent may be withheld in such other Party’s sole discretion. Notwithstanding the foregoing provisions of this Section 5.1, a Party may disclose Confidential Information of the Disclosing Party, the terms of this Agreement, or make an Announcement if such Party determines, based on advice from its outside counsel, that it is required to make such disclosure to comply with Applicable Law or the rules of a securities exchange on which such Party is listed (“Applicable Securities Rules”; and each such disclosure a “Mandatory Disclosure”). With respect to each Mandatory Disclosure, as much in advance of each such Mandatory Disclosure as practicable, such Party shall (i) notify the other Party of the proposed content of the Mandatory Disclosure, (ii) give the other Party reasonable opportunity to review and comment on the proposed content of the Mandatory Disclosure, and (iii) in good faith, consider and revise the content of the Mandatory Disclosure based on comments received from the other Party and submit the revised Mandatory Disclosure to the other Party for review and consent, such consent not to be unreasonably withheld, delayed or conditioned. A Party shall include in each Mandatory Disclosure only the information required to be disclosed by Applicable Law or Applicable Securities Rules, and, to the extent possible, shall seek confidential treatment of each Mandatory Disclosure.

b.
Disclosures to Employees and Subcontractors. A Receiving Party is permitted to disclose Confidential Information of the Disclosing Party to its employees and Subcontractors and to Receiving Party’s Affiliates and employees of Affiliates who have a need to know such Confidential Information to assist the Receiving Party in fulfilling its obligations under this Agreement (each a “Permitted User”), provided that each Permitted User is bound by obligations at least as stringent as those set forth in Section 5and that the Receiving Party is responsible for and liable to the Disclosing Party for each and every failure by a Permitted User to comply with the terms of this Section 5.

5.2Survival. The terms of this Section 5 shall survive termination or expiration of this Agreement until the tenth anniversary of such expiration or termination of this Agreement.

5.3Disclosure of Terms of Agreement. The Parties agree that the contents of this Agreement shall be considered Confidential Information of the Parties. Notwithstanding the foregoing and Section 5.2, each Party shall have the right to disclose in confidence the material terms of this Agreement to Third Parties retained by such Party to perform legal, accounting or similar advisory services who have a need to know such terms in order to provide such advisory services provided that such Third Parties are subject to written obligations of confidentiality at least as stringent as those

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

contained in Section 5 and that such Party is responsible for and liable to the other Party for each and every failure by such Third Parties to comply with the terms of this Section 5. Additionally, notwithstanding the foregoing and Section 5.2, each Party shall have the right to disclose in confidence the material terms of this Agreement to Third Parties that are (i) potential acquirers or assignees of substantially all of Insulet’s assets or business as set forth in a term sheet that includes the material terms of an acquisition or assignment or (ii) investment bankers, investors, or lenders, provided in each case that such Third Parties are subject to written obligations of confidentiality at least as stringent as those contained in Section 5 (other than investment bankers, investors and lenders, who must be bound prior to disclosure by commercially reasonable obligations of confidentiality) and that such Party is responsible for and liable to the other Party for each and every failure by such Third Parties to comply with the terms of this Section 5.

5.4Publications. Except to the extent provided otherwise in this Section 5, whether to be presented orally or in written form, no Announcement, news release, public statement, publication, or presentation relating to the existence of this Agreement, the subject matter herein, or a Party’s performance hereunder (collectively, a “Publication”) shall be made without the other Party’s prior written approval. Each Party agrees to submit, at least [*] days prior to submission for publication, such Publication it proposes to make to the other Party for purposes of such other Party’s review and comment. Each Party agrees to respond as promptly as reasonably practicable to a proposed Publication in accordance with timelines agreed upon by the Parties, and likewise agrees that it shall not unreasonably withhold, condition, or delay approval of such Publication. In addition, if at any time during such [*] day period, the other Party informs such Party that its proposed publication discloses inventions made by either Party in carrying out the Development Program that have not yet been protected through the filing of a patent application, or the public disclosure of such proposed publication could be expected to have a material adverse effect on any Patent Rights or Technology of such other Party, then such Party will either (a) delay such proposed publication, for up to [*] days from the date the other Party informed such Party of its objection to the proposed publication, to permit the timely preparation and first filing of patent application(s) on the information involved or (b) remove the identified disclosures prior to publication. Insulet shall not make use of Amgen or any of its Affiliates’ name in any advertising or promotional material, or otherwise, without the prior written consent of Amgen.

6.	Representations and Warranties.
6.1Representations of Authority. Each Party represents and warrants to the other Party that it has full corporate right, power and authority to enter into this Agreement and to perform its respective obligations under this Agreement.

6.2Consents. Each Party represents and warrants to the other Party that (i) as of the Effective Date, all necessary consents, approvals and authorizations of all government authorities and other Persons required to be obtained by it as of the Effective Date in connection with the execution, delivery and performance of this Agreement have been obtained by it as of the Effective Date and (ii) its performance hereunder shall be in material compliance with Applicable Laws.

6.3No Conflict. Each Party represents and warrants to the other Party that, notwithstanding anything to the contrary in this Agreement, the execution and delivery of this Agreement, the performance of such Party’s obligations hereunder and the licenses and sublicenses to be granted pursuant to this Agreement (i) do not and will not conflict with or violate any requirement of Applicable Laws and (ii) do not and will not conflict with, violate, breach or constitute a default under any written agreement to which it is a party.

6.4Applicable Laws. Each Party represents and warrants to the other Party that it will perform its obligations under this Agreement and will cause those of its Affiliates and Subcontractors and their respective employees, directors, officers, and agents contributing to or in connection with performance hereunder to perform, in compliance with Applicable Laws.

6.5Enforceability. Each Party represents and warrants to the other Party that this Agreement is a legal and valid obligation binding upon it and is enforceable in accordance with its terms.

6.6Employee Obligations. Each Party represents and warrants to the other Party that all of its employees, officers, and subcontractors who have been, are or will be involved in the Manufacturing or Shipping have executed or will have executed agreements or have existing obligations under law requiring assignment to such Party of all intellectual property made during the course of and as the result of their association with such Party, and obligating the individual to maintain as confidential such Party’s Confidential Information, to the extent required to support such Party’s obligations under this Agreement.

6.7Intellectual Property. Each Party represents and warrants to the other Party as follows:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

a.
To such Party’s knowledge, the performance of its obligations under the Agreement will not result in the infringement of any intellectual property rights or the use of misappropriated trade secrets of any Third Party.

b.	Such Party has the right to grant the rights and licenses granted to the other Party under this Agreement.

c.
To such Party’s knowledge, no Third Party with which such Party has entered into any written agreement under which Intellectual Property Rights material to this Agreement are licensed from such Third Party intends to cancel or terminate such written agreement and no Third Party has the right to cancel or terminate such written agreement.

6.8Debarment. Each Party, and its Affiliates and their respective employees, directors, officers, consultants, and contractors contributing to or in connection with performance hereunder is not presently nor has ever been: (i) the subject of a debarment action or is debarred pursuant to Section 306 of the U.S. Federal Food, Drug, and Cosmetic Act of 1938, as amended, or other applicable local law; (ii) the subject of a disqualification proceeding or is disqualified as a clinical investigator pursuant to 21 C.F.R. § 312.70; or (iii) the subject of an exclusion proceeding or excluded from participation in any federal health care program under 42 C.F.R. Part 1001 et seq. Furthermore, each Party agrees and represents and warrants to the other Party that it will not employ or otherwise engage any individual or entity in connection with its performance hereunder who has been debarred, disqualified, or excluded, as described above, and shall immediately notify the other Party upon it becoming aware of any inquiry concerning, or the commencement of any proceeding or disqualification that is the subject of this Section that involves it or any such representative(s). Notice of or failure to provide such notice shall constitute a material breach hereunder.

6.9Representations and Warranties of Insulet. Insulet represents and warrants to Amgen (and not to Third Parties) the following:

a.
Subject to Section 6.9(c), with respect to Customized Insulet Devices Manufactured at times other than during the [*], such Customized Insulet Devices Shipped hereunder will (i) meet the Specifications and Product Definition Document requirements; (ii) have been Manufactured and Shipped in compliance with, in all material respects, Applicable Laws and the Quality Agreement; and (iii) to the extent required hereunder, meet and be manufactured in compliance with current Good Manufacturing Practices pursuant to 21 C.F.R. Part 820, any other Quality System Regulations, and ISO 13485 standards.

b.
Subject to Section 6.9(c), with respect to Customized Insulet Devices Manufactured during the [*], such Customized Insulet Devices Shipped hereunder will (i) meet the requirements set forth in the Specifications, Product Definition Document and Quality Agreement with respect to sterilization; (ii) have been Manufactured and Shipped in compliance with, in all material respects, Applicable Laws and the Quality Agreement; and (iii) to the extent required hereunder, meet and be manufactured in compliance with current Good Manufacturing Practices pursuant to 21 C.F.R. Part 820, any other Quality System Regulations, and ISO 13485 standards.

c.
The warranties set forth in Sections 6.9(a) and 6.9(b) (the “Product Warranty”) shall be in effect with respect to any Customized Insulet Device for the period beginning on the [*]. Amgen’s [*], and Insulet’s [*], for any breach of the Product Warranty shall be for Insulet to: (i) replace non-conforming Customized Insulet Devices returned to Insulet, and such remedy shall be available only for defects reported during the applicable warranty period; and (ii) in the event that such a breach necessitates a recall of the System, Insulet shall reimburse Amgen’s reasonable, necessary, direct, external costs associated with such recall, provided that such costs do not exceed [*] during the Term. The Product Warranty does not apply with respect to Customized Insulet Devices that are, following Shipment by Insulet, subject to abuse, alteration, misuse, or improper operation.

d.
The Manufacture of each Customized Insulet Device and, generically in combination with a human therapeutic, with respect to the Territory, the use of each Customized Insulet Device does not, to the knowledge of Insulet, infringe any patent, copyright, trade secret or other proprietary right of any Third Party, provided that Amgen’s sole and exclusive remedy for the breach of this representation shall be indemnification, defense and hold harmless pursuant to Section 8.2(iii) and the rights and remedies set forth in Section 8.3(b).

e.
That Insulet and its Affiliates and subcontractors and their respective employees, directors, officers and agents contributing to or in connection with performance hereunder, (i) have not and will not offer or give to Amgen or any of Amgen’s representatives gifts, entertainment, payments, loans or other gratuities in order to or that may influence the award of a contract or obtain favorable treatment under any agreement with Amgen or its representatives and (ii) have not and will not use federal funds to influence or attempt to influence any employee of the United States Federal government or a member of congress in connection with this Agreement.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

6.10Exclusive Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTIES TO THE OTHER PARTY, OR TO ANY OTHER PERSON OR ENTITY, WITH RESPECT TO PERFORMANCE HEREUNDER OR ANY DELIVERABLE, AND EACH PARTY HEREBY DISCLAIMS ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING THOSE OF NONINFRINGEMENT, TITLE, MERCHANTABILITY, COURSE OF DEALING, USAGE OF TRADE, AND FITNESS FOR A PARTICULAR PURPOSE.

7.	Risk Allocation.
7.1.Insurance. Each Party shall maintain levels and types of insurance coverage as are reasonable and consistent with sound business practice or as required by Applicable Laws, to include at a minimum Workers’ Compensation or any similar statutory equivalent, employers’ liability, and commercial general liability. Any combination of self-insurance, primary and/or excess liability insurance policies shall be deemed compliant with this requirement. At a Party’s request, the other Party shall submit a certificate of insurance evidencing any applicable Workers’ Compensation, Employers’ Liability and Commercial General Liability policies that may be in effect as of the Effective Date and, thereafter, not more frequently than annually thereafter.

8.	Indemnification and Limitation of Liability.
8.1Indemnification by Amgen. Amgen will indemnify, defend and hold harmless Insulet and its Affiliates, and their respective officers, directors, employees, agents, successors and assigns (“Insulet Indemnified Party”) against all Third Party actions, losses, claims, demands, damages, costs and liabilities (including reasonable attorneys’ and professionals’ fees) (collectively, “Loss”) to the extent arising from Amgen’s or its Affiliates’ or subcontractors’, or their respective employees’, contractors’ or agents’ (i) [*], (ii) [*], (iii) [*] except to the extent of Insulet’s obligations to indemnify, defend and hold harmless under Section 8.2, (iv) [*], except to the extent of Insulet’s obligations to indemnify, defend and hold harmless under Section 8.2. Additionally, except to the extent of Insulet’s obligations to indemnify, defend and hold harmless under Section 8.2, Amgen will indemnify, defend and hold harmless Insulet Indemnified Party against all Third Party claims (a) to the extent arising from [*] and (b) any and all Third Party [*].

8.2Indemnification by Insulet. Insulet will indemnify, defend and hold harmless Amgen and its Affiliates, and their respective officers, directors, employees, agents, successors and assigns (“Amgen Indemnified Party”) against any and all Loss to the extent arising from Insulet’s or its Affiliates’ or subcontractors’, or their respective employees’, contractors’ or agents’ (i) [*] in performance or lack of performance of Insulet’s obligations hereunder, (ii) breach of any of [*], (iii) infringement of the intellectual property of a Third Party, including patent claim, to the extent relating [*] (“Infringement Claim”).

8.3Indemnification Procedure.

a.
In the event of a Loss for which a Party (the “Indemnified Party”) seeks from the other Party (the “Indemnifying Party”) indemnification and defense pursuant to Section 8.1 or Section 8.2, the Indemnified Party will promptly notify the Indemnifying Party of each such Loss, and the Indemnifying Party will assume the defense thereof with, counsel reasonably satisfactory to the Indemnified Party; provided that the Indemnified Party will have the right to retain its own counsel at its own cost except if representation of the Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflicting interests between the Parties in which case the cost shall be borne by the Indemnifying Party. The indemnifications provided for by Section 8.1 and Section 8.2 will not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Indemnifying Party, which consent will not be unreasonably withheld. The failure to promptly deliver notice of a Loss to the Indemnifying Party after service of the complaint, if materially prejudicial to the Indemnifying Party’s ability to defend such complaint, will relieve the Indemnifying Party of any liability to the Indemnified Party under this Section 8.3 only to the extent so prejudiced. The Indemnified Party will reasonably cooperate with the Indemnifying Party in the investigation and defense of each Loss.

b.
With respect to each Infringement Claim, without limiting Amgen’s other rights or remedies under this Agreement, Insulet shall use commercially reasonable efforts to obtain the intellectual property rights that are the subject of the claim or design around the alleged/actual infringement such that there is no infringement (while still being able to satisfy the Specifications for the Customized Insulet Device in accordance with this Agreement).

8.4Limitation of Liability.

a.	EXCEPT WITH REGARD TO [*], ANY LIABILITY THAT ARISES FROM A PARTY’S [*], IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, CONSEQUENTIAL,

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

SPECIAL OR PUNITIVE DAMAGES OF ANY KIND OR NATURE ARISING OUT OF THIS AGREEMENT OR THE SALE OF PRODUCTS, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT (INCLUDING THE POSSIBILITY OF NEGLIGENCE OR STRICT LIABILITY), OR OTHERWISE, EVEN IF THE PARTY HAS BEEN WARNED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE, AND EVEN IF ANY OF THE LIMITED REMEDIES IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE. ANY “LOSS” FOR WHICH A PARTY IS OBLIGATED TO DEFEND, INDEMNIFY, HOLD HARMLESS THE OTHER PARTY SHALL BE CONSIDERED DIRECT DAMAGES OF SUCH OTHER PARTY.

b.
EXCEPT WITH RESPECT TO ANY LIABILITY OR LOSS THAT ARISES FROM (A) [*], IN NO EVENT SHALL INSULET’S AGGREGATE LIABILITY FOR DIRECT DAMAGES TO AMGEN UNDER THIS AGREEMENT AND THE DEVELOPMENT AGREEMENT, IN THE AGGREGATE, EXCEED [*].

9.	Term and Termination.
9.1Term. This Agreement shall become effective on the date first written above and unless terminated earlier in accordance with the terms of this Agreement, shall remain in full force and effect until the expiration of the fifth Commercial Year (the “Initial Period”). Prior to the expiration of the [*] and each Commercial Year thereafter, the Parties shall negotiate in good faith an extension of the term for an additional twelve (12) month period (each a “Renewal Period”, and together with the Initial Period, the “Term”); provided that either Party may elect not to renew this Agreement by providing the other Party with notice of same at least twenty four (24) months prior to the Initial Period or expiration of the then current-Renewal Period, as applicable.

9.2Termination Without Cause. Following the [*], Amgen may notify Insulet in writing of its intent to terminate this Agreement without cause, such termination to become effective twelve (12) months following the date of such notice.

9.3Termination For Cause. Except as otherwise provided in Section 12.13 regarding Force Majeure, either Party may terminate the Agreement if (a) except with respect to obligations regarding Confidential Information set forth in Section 5, the other Party materially breaches any material provision of this Agreement and has not cured such breach within [*] days (or for such reasonable amount of time thereafter, but in no event longer than [*] days, if the default is not susceptible of cure within [*] days) after written notice thereof (specifying in reasonable detail the nature of the material breach) by the non-breaching Party; or (b) the other Party voluntarily commences any action or seeks any relief regarding its liquidation, reorganisation other than for corporate reorganisation, dissolution or similar act or under any bankruptcy, insolvency or similar law; or (c) if a proceeding is commenced or an order, judgement or decree is entered seeking the liquidation, reorganization, dissolution or similar act or any other relief under any bankruptcy, insolvency or similar law against the other Party, without its consent, which continues undismissed or unstayed for a period of [*] days.

9.4Effect of Expiration or Termination. Expiration or termination of the Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination, and the provisions of Sections 1, 3.6, 5, 6.9, 6.10, 7 (but only with respect to insurance applicable to indemnification obligations), 8, 9.4, 9.5, 10, 11, and 12 shall survive the expiration or termination of the Agreement.

9.5Remaining Stock. In the event of termination other than as a result of breach by Amgen, Amgen shall have the right but not the obligation to purchase all usable stock of the Custom Insulet Devices which was Manufactured for Amgen.

10.	Disputes.
10.1Resolution of Disputes. The Parties recognize that a bona fide dispute as to certain matters related to a Party’s rights or remedies under this Agreement may arise from time to time. In the event of the occurrence of such a dispute, the Parties shall undertake good faith efforts to resolve any such dispute in good faith. In the event the Parties shall be unable to resolve any such dispute, by written notice to the other Party, a Party may, but shall not be obligated to, have such dispute referred to the Executive Officers for attempted resolution by good faith negotiations within [*] days, or such other period as may be agreed to by the Parties, after such written notice is received.

10.2Performance During Dispute. Each Party shall continue to diligently perform its obligations under this Agreement pending resolution of any dispute hereunder; provided, however, during the pendency of a dispute regarding payments to Insulet, Amgen shall not be obligated to pay amounts to Insulet that are the subject of a good faith dispute.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

11.	INTELLECTUAL PROPERTY OWNERSHIP, PATENTS, LICENSES, AND [*].
11.1Intellectual Property Ownership, Patents and Licenses. The Parties’ intention is that if and to the extent that Development occurs during the Term of this Agreement, grants of rights, intellectual property ownership, protection, and related matters shall be consistent with the Parties’ agreement with respect to such as set forth in Article 5 and Article 6 of the Development Agreement. Accordingly, the [*]. The aforementioned [*] as follows:
[*]

11.2
Retained Rights. Nothing contained in this Agreement confers or will be construed to confer any rights by implication, estoppel or otherwise, under any Intellectual Property Rights, other than the rights expressly granted in this Agreement and the Development Agreement. All rights not expressly granted by a Party under this Agreement or the Development Agreement are hereby reserved.

11.3	Trademarks.

a.
Limitations on Use. Except as set forth in this Section 11.3, Amgen shall not use, register, or seek to register any trademark for use with wearable infusion device for delivery of human therapeutics that is confusingly similar to, or contains the words, “POD”, “OMNI”, “OMNIPOD” or “INSULET”.

b.
Licensed Marks Assignment. Amgen has pending applications Serial No. [*], and [*] for the marks [*] and [*], respectively (collectively, “Applications”) filed in the United States Patent and Trademark Office (“PTO”) on the basis of Amgen’s intent to use such trademarks (the “Licensed Marks”). Amgen agrees that Insulet shall become the owner of the [*] and [*] trademarks pursuant to this Section 11.3. With respect to each of the Licensed Marks, upon a statement of use or amendment to allege use is filed in the PTO and accepted by the PTO, Amgen will promptly assign the Application relevant to the Licensed Mark to Insulet. Amgen hereby agrees to use the Licensed Marks only in connection with the Customized Insulet Device and the System meeting reasonable standards of quality that equal or exceed the quality of similar products heretofore marketed or provided by Amgen, the quality of which is known and acceptable to Insulet.

c.
Trademark License. Insulet hereby grants to Amgen an exclusive, worldwide, fully paid up, royalty-free, and sub-licensable (on terms and conditions substantially consistent herewith) right and license to use the Licensed Marks and related registrations (collectively, the “Trademarks”) upon or in connection with the Customized Insulet Device and System. The license to the Trademarks granted to Amgen is exclusive, even as to Insulet, and Insulet will not use the Trademarks on any Device, products or other materials except those made for Amgen. Other than the Licensed Marks, this Section 11.3(c) does not preclude Insulet from using any marks that contain the word “POD” (“POD Marks”), on Devices, products or other materials not supplied to Amgen, and Amgen understands and agrees that Insulet may use or license such POD Marks [*]. All use of the Trademarks under this Agreement in connection with the Customized Insulet Device shall inure to the benefit of Insulet. Upon termination of this Agreement by Amgen pursuant to Section 9.3 (Termination for Cause), Insulet shall immediately do all that is necessary or required to assign the Trademarks to Amgen and Amgen shall have the unrestricted right to use and license the Trademarks.

d.
New Trademark Filings and Maintenance. Insulet will have the obligation, at its own expense, to use best efforts to file and prosecute trademark applications and maintain registrations for the Trademarks covering the Customized Insulet Device and System in the Supply Territory. This Section 11.3 is a material provision of this Agreement and Insulet’s failure to comply with this Section 11.3 shall be considered a material breach of this Agreement. Insulet shall promptly notify Amgen of the status of all trademark applications and registrations regarding the Trademarks. If Insulet does not timely take action before any deadline with respect to Trademarks, then Insulet hereby grants to Amgen a power of attorney to act on its behalf to take the necessary action during the grace period or otherwise, all at Amgen’s expense, and without waiver of any other rights of Amgen under this Agreement.

e.
Enforcement. If either Party shall become aware of any infringement by third parties of the Licensed Marks or any other use of the Licensed Marks or any term or trademark application confusingly similar to the Licensed Marks, such Party shall promptly notify the other Party of that infringement, use or application. Insulet agrees, at Insulet’s expense, to defend and protect the Trademarks against infringement by third parties in the Supply Territory, including, without limitation, instituting suit to seek injunctions and monetary damages and filing opposition proceedings and cancellation actions against conflicting trademarks of third parties (collectively “Insulet Enforcement Actions”). Insulet shall consult with Amgen but will have control over the selection of counsel, the conduct of the matter, and the settlement of Insulet Enforcement Actions. Amgen shall have the right to participate in all such Insulet Enforcement Actions at Amgen’s expense. Insulet shall be entitled to [*] of any recovery of monetary damages from Insulet Enforcement Actions. If Insulet fails to prosecute actions against any third party

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

that Amgen reasonably believes is infringing or likely to cause confusion with the Trademarks, Amgen shall have the right, but not the obligation, to prosecute such action independently and, if it exercises such right, it shall fund [*] of the costs and expenses thereof and be entitled to [*] of any recovery of monetary damages. Amgen shall consult with Insulet but will have complete control over the selection of counsel, the conduct of the matter, and the settlement of all enforcement actions that are brought by Amgen. To the extent that Insulet fails to fulfill its obligations to defend and protect the Trademarks, and/or as necessary for Amgen to prosecute actions against infringers as permitted in this paragraph, Insulet irrevocably constitutes and appoints Amgen as its true and lawful representative and attorney-in-fact, with full power and authority in its name, place and stead, to fulfill such Insulet obligations and prosecute such actions. The foregoing grant of authority is a special power of attorney coupled with an interest, shall be irrevocable and shall continue in full force and effect notwithstanding the subsequent merger, dissolution or other termination of the existence of Insulet. The Parties shall cooperate and promptly do such acts and execute, acknowledge, and deliver such documentation as is necessary for the parties to fulfill their respective obligations pursuant to this Section 11.3.

12.	Miscellaneous.
12.1Regulatory Support and Submissions.

a.	Insulet will perform [*] of the Customized Insulet Device required or necessary to support submissions to or meetings with Regulatory Authorities, and Amgen will reimburse Insulet [*].

b.
Confidential Information of Insulet regarding the Customized Insulet Device that is required to be submitted to a Regulatory Authority will be managed through a Master File, where applicable, or an equivalent regionally appropriate mechanism for filing (referred to in this Agreement as a Master File). Information that is not Confidential Information of Insulet regarding the Customized Insulet Device may also be managed through a Master File, at the request of Amgen.

c.
With the exception of the Confidential Information of Insulet in a Master File, which Insulet shall file with the Regulatory Authorities upon Amgen’s request as set forth in this Section 12.1, Amgen shall have the right, but not the obligation, to compile and file any and all submissions with the Regulatory Authorities required for the approval of Customized Insulet Devices and/or Systems for commercial or clinical use (such submissions include without limitation briefing documents in support of meetings, clinical trial applications, marketing applications, and responses to questions or requests for additional information from Regulatory Authorities). Insulet shall submit to Amgen, in electronic form compatible with Amgen’s system requirements with Confidential Information of Insulet redacted, all documents necessary to be submitted to a Regulatory Authority. With the exception of Confidential Information of Insulet contained in a Master File: (i) Amgen shall own all right, title and interest in and to filings and submissions to Regulatory Authorities and Regulatory Approvals related to the Customized Insulet Devices and Systems; and (ii) with respect to the Customized Insulet Device, Insulet shall only submit to Regulatory Authorities those documents approved in writing and in advance by Amgen. With respect to Confidential Information of Insulet contained in a Master File, Amgen shall approve the index of content in writing prior to submission. Insulet will provide Amgen with a Letter of Authorization for the Master File that allows FDA to incorporate by reference the information into Amgen’s submission.

d.
Unless otherwise agreed by the Parties or required by Regulatory Authorities, for each document necessary to be submitted to a Regulatory Authority that does not contain Confidential Information of Insulet, Insulet shall submit to Amgen for its review and comment a draft of each such document no later than sixty (60) days prior to the anticipated date for submittal to the Regulatory Authority. Insulet will consider in good faith any comments and suggestions that Amgen may have based on its review of the documentation, address such comments and suggestions, and make reasonable changes to the documentation given such comments and suggestions.

e.
Except for Confidential Information of Insulet’s contained in a Master File, Insulet shall provide a copy of the Master File contents to Amgen at the time of submission and provide updated contents to Amgen when changes are made. With respect to Confidential Information of Insulet contained in a Master File, at the time of submission and when changes are made, Insulet shall submit to Amgen an index of the contents of the Master File and a brief description of contents. After submission to a Regulatory Authority, Insulet shall maintain a Master File throughout the life of the Customized Insulet Device and notify Amgen within [*] business days of each change to the content of a Master File. Insulet shall immediately notify Amgen of any communication from a Regulatory Authority regarding the Customized Insulet Device, to include but not limited to, information contained within a Master File. Amgen will reimburse Insulet its actual and reasonable costs incurred for compilation, submission, communication with a Regulatory Authority, and maintenance of a Master File to the extent the Master File is only

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

required or necessary for the Customized Insulet Device and not required, necessary or conducted with respect to the Insulet Device.

f.
Insulet and Amgen will document medical device reporting roles and responsibilities in an amendment to this Agreement. Insulet will, in good faith, with the engagement of staff adequate in number and expertise, and prior to the filing date as specified by Amgen and Insulet, negotiate the foregoing amendment.

12.2Changes.

a.
Each Party recognizes and acknowledges that changes to this Agreement arising from requirements of Regulatory Authorities applicable to Customized Insulet Devices (each a “Change”) may be necessary from time to time. In the event that either Party determines that a Change is desirable or necessary, such Party will notify the other Party of such Change in writing. Within [*] days after notice by either Party of a request for a Change, the Parties will negotiate in good faith with respect to such Change, in each case. Upon the mutual agreement of the Parties to approve a requested Change, the Parties will execute a written change order setting forth the agreed upon Change (each a “Change Order”). The Parties will perform their obligations under this Agreement as modified by each Change Order. If the Parties are unable to agree on any Change within the above-referenced [*] day period, the Parties will continue to perform their respective obligations hereunder as agreed to by the Parties.

b.
Notwithstanding anything to the contrary set forth in Section 12.1(a), upon Amgen’s request, from time-to-time, that Insulet Manufacture and supply the Customized Insulet Device for Commercialization in countries or regions specified by Amgen that are outside of the then-current Supply Territory pursuant to the Amgen-approved schedule (each such request a “Supply Territory Expansion Request”), Insulet will (a) submit to Amgen a proposed schedule and estimate of Supply Territory Expansion Reimbursable Expenses with respect to the Supply Territory Expansion Request, (b) subject to the Change process set forth in Section 12.1(a), do all that is necessary or required for it to Manufacture and supply the Customized Insulet Device for Commercialization in the countries or regions specified in the Supply Territory Expansion Request; and (c) be compensated by Amgen pursuant to Section 3.5. With respect to each Supply Territory Expansion Request, upon Regulatory Approval with respect to the territory(ies) that is(are) the subject of such request (each, an “Additional Supply Territory”), the definition of Supply Territory shall be automatically amended to include in each Additional Supply Territory. At Amgen’s request, Insulet shall file submissions, notifications, applications, documentation and related materials as Amgen may request in relation to obtaining approval of Regulatory Authorities for the Customized Insulet Devices and/or Systems anywhere in the world and any Change due to such requests shall be addressed pursuant to Section 12.1 and Section 12.1(a).

c.
In the event of a conflict between or among Change Orders, a Change Order dated later in time will control over a Change Order dated earlier in time. If a Change is mandated by a change in Applicable Laws, and failure to comply would render either Party’s performance under this Agreement or the use of the Customized Insulet Device illegal, each Party’s performance shall be temporarily suspended only to the extent such performance is illegal until such time as the Parties confer and the Parties shall mutually agree to a course of action and delegate responsibility for implementing such Change in order to comply with such amended Applicable Laws.

12.3Governing Law and [*]. This Agreement will be construed and the respective rights of the Parties determined according to the substantive laws of the Commonwealth of Massachusetts notwithstanding the provisions governing conflict of laws under such Massachusetts law to the contrary. The Parties [*].

12.4Assignment. Neither Amgen nor Insulet may assign this Agreement in whole or in part without the consent of the other Party, except if such assignment occurs in connection with the sale or transfer of all or substantially all of the business or assets of the assigning Party, in which case, the assigning Party shall provide the other Party notice of such assignment within [*] days thereof (“Notice of Permitted Assignment”).

12.5Entire Agreement; Amendments. This Agreement (including all attachments hereto and documents or portions of documents incorporated herein by reference) constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all other previous arrangements with respect to the subject matter hereof, whether written or oral. For the avoidance of doubt, this Agreement does not modify or supersede the Development Agreement. Any amendment or modification to this Agreement will be made in writing signed by both Parties.

12.6Notices.

a.	Notices to Amgen will be addressed to:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Amgen Inc.
One Amgen Center Drive
Thousand Oaks, CA 91320
Attention: Vice President Global Strategic Sourcing
Mailstop: 10-2-D
With a copy to:
Amgen Inc.
One Amgen Center Drive
Thousand Oaks, CA 91320
Attention: Law Department, Contracting and Operations Group; Mailstop: 35-2-A

b.	Notices to Insulet will be addressed to:
Insulet Corporation
9 Oak Park Drive
Bedford, MA 01730
Attention: General Counsel

c.
Each Party may change its notice recipients under this Section 12.6 by giving notice to the other Party in the manner herein provided. Any notice required or provided for by the terms of this Agreement will be in writing and will be (a) sent by registered or certified mail, return receipt requested, postage prepaid, (b) sent via a reputable overnight courier service, or (c) sent by facsimile transmission with an original to be followed the same day via a reputable overnight courier service, in each case properly addressed in accordance with this Section 12.6. The effective date of each notice will be the actual date of receipt by the Party receiving the same.

12.7Independent Contractors. It is understood and agreed that the relationship between the Parties hereunder is that of independent contractors and that nothing in this Agreement will be construed as authorization for either Amgen or Insulet to act as agent for the other. For any performance required under this Agreement (i) between two business entities based in the United States of America and (ii) being performed in the United States of America and/or its territories, Insulet agrees that this Agreement shall be performed in full compliance with, if and to extent applicable to Insulet, the Equal Opportunity Clauses set forth in 41 C.F.R. §§ 60-1.4(a), 60-250.5(a) and 60-741.5(a) and the employee notice and related obligations found at 29 C.F.R. Part 471, Appendix A to Subpart A, Title VII of the Civil Rights Act of 1964; Sections (1) and (3) of Executive Order No. 11625 relating to the promotion of Minority Business Enterprises; Americans with Disabilities Act; Age Discrimination in Employment Act; Fair Labor Standards Act; Family Medical Leave Act; and all corresponding implementing rules and regulations, all of which, including the contract clauses required and regulations promulgated thereunder, are incorporated herein by reference.

12.8No Strict Construction. This Agreement has been prepared jointly and will not be strictly construed against any Party.

12.9Headings. The captions or headings of the sections or other subdivisions hereof are inserted only as a matter of convenience or for reference and will have no effect on the meaning of the provisions hereof.

12.10No Implied Waivers; Rights Cumulative. No failure on the part of Amgen or Insulet to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, will impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor will any single or partial exercise of

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

12.11Severability. If, under applicable law or regulation, any provision of this Agreement is invalid or unenforceable, or otherwise directly or indirectly affects the validity of any other material provision(s) of this Agreement (such invalid or unenforceable provision, a “Severed Clause”), the Parties will consult one another and use reasonable efforts to agree upon a valid and enforceable provision that is a reasonable substitute for the Severed Clause in view of the intent of this Agreement. In the event such a valid and enforceable provision cannot be agreed upon, the invalidity of one or more Severed Clauses will not affect the validity of this Agreement as a whole, unless the Severed Clauses are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the Severed Clauses.

12.12Execution in Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, will be deemed to be an original, and all of which counterparts, taken together, will constitute one and the same instrument even if both Parties have not executed the same counterpart. Signatures provided by facsimile transmission will be deemed to be original signatures.

12.13Force Majeure. A Party shall not be deemed to have breached this Agreement to the extent its failure to perform directly results from a Force Majeure Event and such Party uses its good faith efforts to resume, and does resume, performance as soon as reasonably practicable after the occurrence of the Force Majeure Event.

12.14Interpretation; Precedence. Whenever the context may require, any pronoun will include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” will be deemed to be followed by the phrase “without limitation.” Unless the context requires otherwise, (A) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (B) any reference to any laws herein will be construed as referring to such laws as from time to time enacted, repealed or amended, (C) any reference herein to any Person will be construed to include the Person’s successors and assigns, (D) the words “herein”, “hereof’ and “hereunder”, and words of similar import, will be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (E) any reference herein to the words “mutually agree” or “mutual written agreement” will not impose any obligation on either Party to agree to any terms relating thereto or to engage in discussions relating to such terms except as such Party may determine in such Party’s sole discretion; (F) all references herein to Articles, Sections, Appendices, Exhibits or Schedules will be construed to refer to Articles, Sections, Appendices, Exhibits and Schedules of this Agreement; and (G) all references to the “knowledge” of a Party will refer to the actual knowledge of any of such Party’s officer or director level employees or members of its Board of Directors, or the knowledge which any such person would reasonably be expected to have assuming reasonable inquiry in light of such person’s position with such Party. In the event of any conflict between this Agreement and any Appendix attached hereto, the terms of this Agreement shall control.

12.15[*]. Nothing contained herein shall [*].

12.16Construction. The Parties acknowledge that each Party is of equal bargaining strength and has actively participated in the preparation and negotiation of this Agreement. Each Party is entering into this Agreement on its own free will and is not acting under duress or coercion of any kind or nature whatsoever. Each Party has had the right and opportunity to consult with legal counsel of its choice in connection with this Agreement; and each Party has either done so, or has voluntarily declined to do so free from duress or coercion. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Agreement, any portion hereof, or any Modifications hereto.

12.17[*]. Prior to the [*], each Party agrees that it will [*].

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

IN WITNESS WHEREOF, the Parties have caused this Supply Agreement to be executed by their respective duly authorized officers effective as of the Effective Date.
INSULET CORPORATION	AMGEN INC.
By: /s/ Charles T Liamos	By: /s/ William Reis
Name: Charles T Liamos	Name: William Reis
Title: COO	Title: Vice President, Global Strategic Sourcing

By: /s/ William Rich
Name: William Rich
Title: Vice President, Supply Chain
*

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Exhibit 1.7
[*]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Exhibit 2.2
Quality Agreement
[Superseded by Amendment Number 014 to the Supply Agreement
by and between Amgen Inc. and Insulet Corporation]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

AMENDMENT NUMBER 001
TO THE SUPPLY AGREEMENT
BY AND BETWEEN AMGEN INC. AND INSULET CORPORATION
This Amendment Number 001 (“Amendment”), entered into effective as of April 15, 2014 (“Amendment 1 Effective Date”), by and between Amgen Inc. (“Amgen”) and Insulet Corporation (“Insulet”) amends the Agreement (defined below).
RECITALS
A.    Amgen and Insulet entered into that certain agreement titled “Supply Agreement” effective as of November 21, 2013 and identified by contract number CW2146852 pursuant to which Insulet is to, among other things, Manufacture and sell to Amgen the Customized Insulet Devices (“Agreement”).
B.    Amgen and Insulet desire, and are willing, to amend the Agreement to provide for the purchase by Insulet of certain components for use in the Manufacture of Customized Insulet Devices with the intent to reduce Manufacturing lead times.
NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and provisions contained or referenced herein, the parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:
1.DEFINITIONS
1.1Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Agreement, the definitions set forth in this Amendment shall control.
2.AMENDMENTS TO THE AGREEMENT
2.1Agreement Article 3. Article 3 of the Agreement is hereby amended by adding the following text as a new Section 3.9:

“3.9     Amgen-Specific Components

a.
If, prior to Amgen’s first submittal of the Forecast, Amgen requests in writing that Insulet purchase some or all of the Amgen-Specific Components (defined below) and Amgen submits to Insulet a purchase order for such, Insulet shall promptly purchase and maintain in its inventory the Amgen-Specific Components specified in, such request (the “Requested Amgen-Specific Components”); provided, however, that Amgen shall only have the right to request, and Insulet shall only be obligated to purchase and maintain in its inventory, up to [*] of each Amgen-Specific Component. Insulet shall take delivery of each Requested Amgen-Specific Component no later than the lead time (set forth in Section 3.9(b), below) applicable to each such Requested Amgen-Specific component. Insulet shall only use the Requested Amgen-Specific Components for the Manufacture of Customized Insulet Devices. The Manufacture of one Customized Insulet Device requires one of each of the Amgen-Specific Components (referred to as the “Customized Insulet Device Amgen-Specific Components Set”). Until the number of Customized Insulet Devices equal to the number of Customized Insulet Device Amgen-Specific Component Sets represented by the Requested Amgen-Specific Components (the “Expedited Delivery Customized Insulet Devices”) has been ordered by Amgen by Purchase Order, Insulet shall deliver Customized Insulet Devices within three months after Amgen’s submission of the Purchase Order (regardless of the timing of Amgen’s submission of Forecasts or the quantities of Customized Insulet Devices set forth in the Binding Portion of a Forecast). For illustrative purposes, if before submitting its first Forecast Amgen orders [*] of each Amgen-Specific Component and thereafter submits Purchase Orders on [*] and [*] for [*] and [*] Customized Insulet Devices, respectively, then Insulet will deliver [*] Customized Insulet Devices on or before [*] and [*] Customized Insulet Devices on or before [*].

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

b.	The Amgen-Specific Components are the following:

Item	Description of Amgen-Specific Component	Lead Times (weeks)
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*] or [*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

c.
Amgen will pay Insulet [*] (US$[*]) for each Customized Insulet Device Amgen-Specific Components Set that Amgen requests and Insulet purchases and maintains in its inventory pursuant to this Agreement. Insulet will credit to Amgen [*] (US$[*]) for each Expedited Delivery Customized Insulet Device ordered by and delivered to Amgen.

3.CONCLUSION
Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

IN WITNESS THEREOF, the authorized representatives of the parties have executed this Amendment to the Agreement effective as of the Amendment 1 Effective Date.
Insulet Corporation	Amgen Inc.
By: /s/ W. P. Ryan	By: /s/ Ed Vrable
Name: W. P. Ryan	Name: Ed Vrable
Title: COO	Title: Director Strategic Sourcing

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

AMENDMENT NUMBER 002
TO THE SUPPLY AGREEMENT
BY AND BETWEEN AMGEN INC. AND INSULET CORPORATION
This Amendment Number 002 (“Amendment”), entered into effective as of June 25, 2014 (“Amendment 2 Effective Date”), by and between Amgen Inc. (“Amgen”) and Insulet Corporation (“Insulet”) amends the Agreement (defined below).
RECITALS
A.    Amgen and Insulet entered into that certain agreement titled “Supply Agreement” effective as of November 21, 2013 and identified by contract number CW2146852 pursuant to which Insulet is to, among other things, Manufacture and sell to Amgen the Customized Insulet Devices (as amended, the “Agreement”).
B.    As of the Amendment 2 Effective Date, Amgen requires [*] for the Customized Insulet Device [*]. with the intent to [*] Amgen and Insulet desire, and are willing, to amend the Agreement to provide for the payment by Amgen of certain amounts for Customized Insulet Devices that [*], all as set forth herein.
NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and provisions contained or referenced herein, the parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:
1.DEFINITIONS
1.1Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Agreement, the definitions set forth in this Amendment shall control.
2.AMENDMENTS TO THE AGREEMENT
2.1Invoices, Section 3.7. Section 3.7(a) of the Agreement is amended by deleting it in its entirety and replacing it with the following:

“(a)
Insulet shall submit invoices to Amgen on a [*] basis for amounts payable by Amgen hereunder (i) pursuant to Section 3.1, Section 3.3, Section 3.4, and Section 3.5 for [*], (ii) pursuant to Section 3.10, and (ii) testing as provided in Section 12.1. Insulet will endeavor to submit such invoices promptly following the [*]. Invoices will be submitted in electronic format to the following electronic address (which addresses may be changed, from time-to-time, by Amgen upon prior notice to Insulet): email address: AccountsPayableMailroom@Amgen.com.”

2.2 Agreement Article 3. Article 3 of the Agreement is hereby amended by adding the following text as a new Section 3.10:

“3.10     PQ Validation [*].
“Insulet Acceptance Criteria” shall mean the lot acceptance criteria for the Insulet Eros lots as defined in Insulet’s “SOP-051 QA Final Acceptance of Product Rev R” in effect as of June 17, 2014.
“PQ Validation [*]” means each [*] that, [*]. For the avoidance of doubt, a PQ Validation [*].
In the event of changes to the [*] or in the event of changes to the [*], whether it be due to [*] changes or [*], that require a [*] and, pursuant to [*], Amgen has approved a [*], Amgen will pay Insulet [*] (US$[*]) for [*]. Except for the payment of the [*] obligated to make any payments, or reimburse any amounts, to [*].”
3.CONCLUSION
Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

IN WITNESS THEREOF, the authorized representatives of the parties have executed this Amendment to the Agreement effective as of the Amendment 2 Effective Date.
Insulet Corporation	Amgen Inc.
By: /s/ Brian K. Roberts	By: /s/ Sev Sislian
Name: Brian K. Roberts	Name: Sev Sislian
Title: CFO	Title: Category Manager

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

AMENDMENT NUMBER 003
TO THE SUPPLY AGREEMENT
BY AND BETWEEN AMGEN INC. AND INSULET CORPORATION
This Amendment Number 003 (“Amendment”), entered into effective as of June 26 , 2014 (“Amendment 3 Effective Date”), by and between Amgen Inc. (“Amgen”) and Insulet Corporation (“Insulet”) amends the Agreement (defined below).
RECITALS
A.    Amgen and Insulet entered into that certain agreement titled “Supply Agreement” effective as of November 21, 2013 and identified by contract number CW2146852 pursuant to which Insulet is to, among other things, Manufacture and sell to Amgen the Customized Insulet Devices (as amended, the “Agreement”).
B.    Amgen and Insulet desire, and are willing, to amend the Agreement to set forth medical device reporting roles and responsibilities, all as set forth herein.
NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and provisions contained or referenced herein, the Parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:
1.DEFINITIONS
1.1Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Agreement, the definitions set forth in this Amendment shall control.
2.AMENDMENTS TO THE AGREEMENT
2.1New Section 2.13. The Agreement is hereby amended by adding to it a new Section 2.13 that reads as follows:

“2.13    Safety Agreement. Medical device reporting roles and responsibilities are set forth in the Safety Agreement, attached hereto as Exhibit 2.13, which is incorporated herein by reference and applies hereto.”
2.2Agreement Section 12.2(f). The Agreement is hereby amended by deleting Section 12.2(f) in its entirety.

2.3Exhibit 2.13 (Safety Agreement). The Agreement is hereby amended by adding to the Agreement a new Exhibit 2.13 with content as set forth in Exhibit 2.13 attached hereto.
3.CONCLUSION
Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

IN WITNESS THEREOF, the authorized representatives of the parties have executed this Amendment to the Agreement effective as of the Amendment 3 Effective Date.
Insulet Corporation	Amgen Inc.
By: /s/ Brian K. Roberts	By: /s/ Sev Sislian
Name: BRIAN K. ROBERTS	Name: SEV SISLIAN
Title: CFO	Title: CATEGORY MANAGER

Amgen Inc.
By: N.A.
Name: N.A.
Title: N.A.

Exhibit 2.13
Safety Agreement
(Attached)

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Exhibit 2.13
SAFETY AGREEMENT
THIS SAFETY AGREEMENT (“Safety Agreement”) is entered into as of June 27, 2014 (the “Safety Agreement Effective Date”) by and between Amgen Inc., a Delaware corporation (“Amgen”), and Insulet Corporation, a Delaware corporation (“Insulet”).
AGREEMENT

1.
SUPPLY AGREEMENT. This Safety Agreement is incorporated by reference in and governed by that certain Supply Agreement by and between the Parties, dated as of November 21, 2013 (as might be amended from time to time, the “Agreement”).

2.
DEFINITIONS. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Safety Agreement and the defined terms of the Agreement, the definitions set forth in this Safety Agreement shall control with respect to this Safety Agreement. The following definitions are used herein:

2.1
Drug Adverse Event. Drug Adverse Event (or “Drug AE”) shall mean any untoward medical occurrence in a patient who has been administered an Amgen Product and which does not necessarily have a causal relationship with the treatment.) Drug AEs include without limitation any unfavorable and unintended sign, symptom or disease temporally associated with the use of an Amgen Product, whether or not considered related to Amgen Product, including any clinically significant worsening of a pre-existing condition. For purposes of this Safety Agreement, any doubt as to whether information constitutes a Drug AE shall be resolved by treating it as a Drug AE. The following events also shall be deemed Drug Adverse Events for purposes of this Agreement, even if the patient has not suffered an adverse outcome:

•	Incidents of pregnancy when either the mother or father is a patient or clinical trial subject to whom .Amgen Product has been administered;

•	Incidents when a lactating woman is actively taking an Amgen Product while breastfeeding;

•	Lack of therapeutic effect;

•	Suspected transmission of an infectious agent via an Amgen Product;

•	Incidents of overdose, abuse, or misuse of an Amgen Product, including off-label use or attempted suicide;

•	Medication errors involving an Amgen Product; and

•	Incidents of occupational exposure. to an Amgen Product.

2.2	Device Adverse Event. Device Adverse Event (or “Device AE”) shall mean an event that reasonable suggests that the Customized Insulet Device or a similar device marketed by Insulet:

•	May have caused or contributed to death or serious injury.

•
Has malfunctioned and that the Customized Insulet Device or a similar device marketed by Insulet would be likely to cause or contribute to a death or serious injury if the malfunction were to recur, or

•	Resulted in an event that necessitates remedial action to prevent an unreasonable risk of substantial harm to the public health.

2.3
Privacy Laws and Regulations. Privacy Laws and Regulations shall mean, as are in effect from time to time, applicable data privacy laws, including without limitation the national and sub-national laws based on the European Union Data Protection Directive to the extent applicable to data processors, and U.S. state data breach notification and information security laws and regulations specific to the handling of Personal Information to the extent applicable to a Party or its representatives or third-party service

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

providers, including, but not limited to the requirements set forth at 45 Massachusetts M.G.L. c. 93H and 201 CMR §§ 17.00-17.05.

2.4
Personal Information. Personal Information shall mean any information from which an individual may be identified, including without limitation an individual’s name, address, telephone number, social security number, account numbers, account balances, account histories, and “personal information,” “nonpublic personal information,” “protected health information” (and other similar information, however described) as defined in applicable Privacy Laws and Regulations and that is obtained as a result of, or in connection with, the development, marketing, or commercialization of an Amgen Product.

3.	DRUG ADVERSE EVENT AND DEVICE ADVERSE EVENT HANDLING AND EXCHANGE.

3.1	Collection of Events Generally.

(i)
Each Party will record in writing all available information of which it becomes aware regarding each Drug AE or Device AE that it is required to exchange under this Safety Agreement and shall use reasonable efforts to obtain the following information from the person providing the Drug AE or Device Adverse Event information (the “reporter”):

(a)	confirmation that the patient was exposed to an Amgen Product and/or used the Customized Insulet Device;

(b)	the details of the Drug AE or Device AE;

(c)	the details that identify the affected Amgen Product and/or Customized Insulet Device (Product name. Part number, Lot number. Serial number, Use by date. etc.);

(d)	the contact information for the patient’s healthcare provider; and

(e)	a description of the source of the report (for example, consumer, healthcare provider, etc.).

(ii)	If the reporter is the patient’s healthcare provider, the notifying Party shall obtain the reporter’s contact information.

(iii)	Each Party will provide the other Party with such assistance as may be reasonably requested in investigating and obtaining follow-up information with respect to Drug AEs or Device AEs.

3.2	Insulet’s Obligations Regarding Reporting, Investigation, and Follow Up of Drug AEs and Device AEs

(i)
Within [*] of Insulet’s awareness of information relating to a Drug AE or Device AE, Insulet will transmit to the designated Amgen phone number on Attachment A all available information of which it is then aware regarding such event.

(ii)
If Insulet receives any other information or documents relating to a Drug AE or Device AE, within [*] after receipt of such, Insulet shall provide such information and/or the originals of such documents to Amgen’s designated contact.

(iii)
No later than the [*] of each calendar month during the Term of the Agreement, Insulet shall submit to Amgen a written report including the following: (1) a line listing of Drug AEs and Device Adverse Events of which Insulet is aware that occurred or of which it became aware during the previous calendar month or (2) a statement certifying that Insulet is not aware of the occurrence of any Drug AEs or Device Adverse Events during the previous calendar month. If a line listing is provided, Amgen will inform Insulet if Amgen. did not receive an AE or Device Adverse Event reflected on the line listing and within [*] after receipt of such notice, Insulet shall transmit such missing reports to Amgen.

3.3	Amgen’s Obligations Regarding Device Adverse Events
No later than the [*] of each calendar month during the Term of the Agreement, Amgen shall submit to Insulet a written report including the following: (1) a line listing of Device Adverse Events of which Amgen is aware that occurred or of which it became aware during the previous calendar month or (2) a statement certifying that Amgen is not aware of the occurrence of any Device Adverse Events during the previous calendar month. If a line listing is provided, Insulet will inform Amgen if Insulet did not receive a Device Adverse Event reflected on the line listing and within [*] after receipt of such notice, Amgen shall transmit such missing reports to Insulet (unless such event was originally received from Insulet under Section 3.2 above).

4.	PHARMACOVIGILANCE

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

As between the Parties, Amgen is responsible for pharmacovigilance matters and maintaining the global safety database for the Amgen Products. All Drug Adverse Events, Device Adverse Events, recalls or pharmacovigilance events will be communicated according to this Safety Agreement and Section 6.9(c) of the Agreement.

5.	SAFETY AND REGULATORY COMMUNICATIONS

(i)
Amgen shall control all regulatory matters relating to the Amgen Products or Customized Insulet Device, including without limitation regulatory communications and filings, regulatory/safety reporting to Governmental Authorities, packaging and labeling, recalls, reimbursements and returns, and any other corrective actions related to an Amgen Product or Customized Insulet Device.

(ii)
Notwithstanding the above, if Insulet, acting in good faith, determines that a Device AE or malfunction of the Customized Insulet Device is applicable to or is reasonably likely to occur with its other drug delivery systems as designed, manufactured and marketed, then to the extent Insulet is obligated under the Medical Device Reporting (MDR) regulations, Insulet is permitted to meet its separate reporting responsibilities regarding for its other drug delivery systems, as the case may be. However, under these circumstances, the other drug delivery system would be the product listed in the MDR Report, not the Customized Insulet Device.

(iii)
Insulet shall notify Amgen within one (1) business day after Insulet’s receipt of any safety or regulatory communication regarding Drug AEs or Device Adverse Events from a Governmental Authority concerning an Amgen Product, Customized Insulet Device, or similar device marketed by Insulet.

(iv)
If Insulet receives notification of an impending regulatory inspection related to an Amgen Product or Customized Insulet Device. Insulet shall notify Amgen within one (1) business day after such notification.

Insulet shall not disclose any Confidential Information of, or make any commitments regarding Drug Adverse Events or Device Adverse Events on behalf of. Amgen or its Affiliates to a Governmental Authority except to the extent Amgen has given prior written authorization to Insulet to do so.

6.	RISK MANAGEMENT ACTIVITIES
Insulet shall cooperate with Amgen in implementing any and all Amgen Product-related risk management activities relating to the Customized Insulet Device and Section 12.2(a) of the Agreement, to the extent Amgen reasonably requests Insulet to do so.

7.	TRAINING
Insulet represents and warrants that its Quality Management System training includes training relating to the identification and reporting of complaints, including Drug Adverse Events.

8.	QUALITY MANAGEMENT SYSTEM
Insulet shall implement, maintain, and adhere to a set of policies. plans, practices, and supporting infrastructure as defined in the Quality Agreement.

9.	MISCELLANEOUS

9.1	Audits
Amgen’s audit rights under Article 3 of the Quality Agreement shall be deemed to include the right to audit Insulet’s compliance with this Safety Agreement.

9.2	Personal Information
Each Party hereby represents and warrants that while this Safety Agreement is effective, and continuing as long as a Party controls, possesses, stores, transmits or processes Personal Information (including after expiration or termination of this Safety Agreement): (a) it will adhere to and comply with the requirements of all applicable Privacy Laws and Regulations; and (b) except as expressly permitted in this Safety Agreement, it will, and will cause those acting on its behalf to, protect against the loss, destruction, processing, transmission, disclosure, and use of Personal Information. Except as expressly set forth in this Safety Agreement or otherwise authorized in advance and in writing by the other Party, each Party shall not provide anything to the other Party that contains any of the following information about an individual (each, a “Restricted Data Element”): social security or taxpayer identification number; driver’s license or other

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

state-issued identification number; credit card or other financial account number; health insurance information, including identification number; medical information (other than that expressly required to be provided under the terms of this Safety Agreement), including irrelevant medical information, passport number or other identification number issued by a Governmental Authority; alien registration number; mother’s maiden name, when labeled as such; employee identification number; DNA or other biometric data, such as fingerprints and retinal scans. Unless, and then only to the extent, this Safety Agreement expressly requires or the Parties otherwise agree in advance and in writing to exchange Personal Information, the Party providing such Personal Information to the other Party will, and will cause those acting on its behalf to, redact all Restricted Data Elements from any documents or other materials that are provided to the receiving Party. To the extent this Safety Agreement expressly requires or the Parties otherwise agree in advance and in writing to exchange Personal Information, this exchange will be conducted with appropriate attention to privacy concerns.

9.3	Language
English will be used as the common language for all information exchanged between the Parties pursuant to this Safety Agreement.

IN WITNESS WHEREOF, the Parties have executed this Safety Agreement through their duly authorized representatives.
Amgen Inc.

By: /s/ Deborah J. Arrindell, MD JD MPH

Name: Deborah J. Arrindell, MD JD MPH

Title: Executive Director, Safety

Insulet Corporation

By: /s/ Tracey Haas Wielinski

Name: Tracey Haas Wielinski

Title:    VP, Global Regulatory, Clinical Affairs
and QA

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

ATTACHMENT A

Reporting Addresses
From Insulet to Amgen
Telephone: 1-800-77-AMGEN

Safety-related regulatory queries:

[*]		[*]	[*]
[*]	[*]	[*]	[*]

Parties are responsible for confirming successful transmission of the information (such as a facsimile transmission report, return receipt, express mail tracking documentation or electronic confirmation).

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

AMENDMENT NUMBER 004
TO THE SUPPLY AGREEMENT
BY AND BETWEEN AMGEN INC. AND INSULET CORPORATION
This Amendment Number 004 (“Amendment”), entered into effective as of August 6, 2014 (“Amendment 4 Effective Date”), by and between Amgen Inc. (“Amgen”) and Insulet Corporation (“Insulet”) amends the Agreement (defined below).
RECITALS
A.    Amgen and Insulet entered into that certain agreement titled “Supply Agreement” effective as of November 21, 2013 and identified by contract number CW2146852 pursuant to which Insulet is to, among other things, Manufacture and sell to Amgen the Customized Insulet Devices (as amended, the “Agreement”).
B.    Amgen and Insulet desire, and are willing, to amend the Agreement to set forth additional or changed roles and responsibilities with respect to quality, all as set forth herein.
NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and provisions contained or referenced herein, the Parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:
1.DEFINITIONS
1.1Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Agreement, the definitions set forth in this Amendment shall control.
2.AMENDMENTS TO THE AGREEMENT
2.1Exhibit 2.2 (Quality Agreement). Exhibit 2.2 (Quality Agreement) to the Agreement is hereby amended by adding to Exhibit 2.2 new Sections 24, 25, and 26 with content as set forth in Exhibit 1 to this Amendment.
3.CONCLUSION
Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.
[Signature Page Follows]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

IN WITNESS THEREOF, the authorized representatives of the Parties have executed this Amendment to the Agreement effective as of the Amendment 4 Effective Date.
Insulet Corporation	Amgen Inc.
By: /s/ Kevin Schmid	By: /s/ Sev Sislian
Date: August 6, 2014 Name: Kevin Schmid	Date: August 6, 2014 Name: Sev Sislian
Title: Vice President, Business Development	Title: GSS, Category Manager
Insulet Corporation By: /s/ Tracey Wielinski Date: 6 August 2014 Name: Tracey Wielinski Title:Vice President of Global Regulatory/Clinical Affairs and Quality Assurance	Amgen Inc. By: /s/ Anthony Mire-Sluis Date: August 6, 2014 Name: Anthony Mire-Sluis Title:Vice President Quality

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Exhibit 1

[Superseded by Amendment Number 014 to the Supply Agreement
by and between Amgen Inc. and Insulet Corporation]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

AMENDMENT NUMBER 005
TO THE SUPPLY AGREEMENT
BY AND BETWEEN AMGEN INC. AND INSULET CORPORATION
This Amendment Number 005 (“Amendment”), entered into effective as of August 11, 2014 (“Amendment 5 Effective Date”), by and between Amgen Inc. (“Amgen”) and Insulet Corporation (“Insulet”) amends the Agreement (defined below).
RECITALS
A.    Amgen and Insulet entered into that certain agreement titled “Supply Agreement” effective as of November 21, 2013 and identified by contract number CW2146852 pursuant to which Insulet is to, among other things, Manufacture and sell to Amgen the Customized Insulet Devices (“Agreement”).
B.    Amgen provided to Insulet a Forecast (and associated Purchase Orders numbered [*] for a total of [*] Customized Insulet Devices to be delivered between [*] and [*] (“[*] Forecasted Customized Insulet Devices”). In order to adjust Insulet’s manufacturing capacity availability, Insulet has requested that Amgen accept delivery of the [*] Forecasted Customized Insulet Devices during the month of [*]. Section 2.9 of the Agreement provides that, among other things, changes to previously-accepted Purchase Orders are permitted pursuant to a written agreement of the Parties.
C.    Amgen and Insulet desire, and are willing, to enter into this written agreement, pursuant to Section 2.9 of the Agreement, to change the aforementioned Purchase Orders to provide that Insulet will deliver the [*] Forecasted Customized Insulet Devices during [*], on the terms set forth in the Agreement as modified below.
NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and provisions contained or referenced herein, the parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:
1.DEFINITIONS
1.1Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Agreement, the definitions set forth in this Amendment shall control.
2.AMENDMENTS TO THE AGREEMENT
2.1Agreement Article 3. Article 3 of the Agreement is hereby amended by adding the following text as a new Section 3.11:
“3.11 [*] Forecasted Customized Insulet Devices. Amgen provided to Insulet a Forecast (and associated Purchase Orders numbered [*] (the “[*]Purchase Orders”)) for a total of [*] Customized Insulet Devices to be delivered between [*] and [*] (“[*] Forecasted Customized Insulet Devices”). Amgen and Insulet hereby agree that, notwithstanding anything to the contrary set forth in this Agreement, the Forecast that includes the [*] Forecasted Customized Insulet Devices, or the [*] Purchase Orders, Insulet will deliver to Amgen the [*] Forecasted Customized Insulet Devices during the month of [*]. In return for Amgen agreeing to [*] Forecasted Customized Insulet Devices, the following sections of the Agreement will not apply to the [*] Forecasted Customized Insulet Devices delivered in the month of [*]: [*]. For the avoidance of doubt, Amgen will [*]. Additionally, in the event [*].”

Amendment 5 Table 1
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

[Remainder of this page left blank intentionally]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

3.	CONCLUSION
Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

IN WITNESS THEREOF, the authorized representatives of the parties have executed this Amendment to the Agreement effective as of the Amendment 5 Effective Date.
Insulet Corporation	Amgen Inc.
By: /s/ Brian Roberts	By: /s/ Sev Sislian
Name: Brian Roberts	Name: Sev Sislian
Title: Chief Financial Officer	Title: GSS Category Manager
Amgen Inc.
By: /s/ Bill Rich
Name: Bill Rich
Title: Vice President External Supply

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

AMENDMENT NUMBER 006
TO THE SUPPLY AGREEMENT
BY AND BETWEEN AMGEN INC. AND INSULET CORPORATION
This Amendment Number 006 (“Amendment”), entered into effective as of August 14, 2014 (“Amendment 6 Effective Date”), by and between Amgen Inc. (“Amgen”) and Insulet Corporation (“Insulet”) amends the Agreement (defined below).
RECITALS
A.    Amgen and Insulet entered into that certain agreement titled “Supply Agreement” effective as of November 21, 2013 and identified by contract number CW2146852 pursuant to which Insulet is to, among other things, Manufacture and sell to Amgen the Customized Insulet Devices (as amended, the “Agreement”).
B.    Amgen and Insulet desire, and are willing, to amend the Agreement to set forth an amended and restated Quality Agreement, all as set forth herein.
NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and provisions contained or referenced herein, the Parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:
1.DEFINITIONS
1.1Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Agreement, the definitions set forth in this Amendment shall control.
2.AMENDMENTS TO THE AGREEMENT
2.1Exhibit 2.2 (Quality Agreement). Exhibit 2.2 (Quality Agreement) to the Agreement is hereby replaced in its entirety with the Exhibit 2.2 (Quality Agreement) attached hereto.
3.CONCLUSION
Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.
[Signature Page Follows]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

IN WITNESS THEREOF, the authorized representatives of the Parties have executed this Amendment to the Agreement effective as of the Amendment 6 Effective Date.
Insulet Corporation	Amgen Inc.
By: /s/ Kevin Schmid	By: /s/ Sev Sislian
Date: August 18, 2014 Name: Kevin Schmid	Date: August 18, 2014 Name: Sev Sislian
Title: Vice President, Business Development	Title: GSS, Category Manager
Insulet Corporation By: /s/ Tracey Wielinski Date: 18 August 2014 Name: Tracey Wielinski Title: Vice President of RA/QA	Amgen Inc. By: /s/ Anthony Mire-Sluis Date: August 18, 2014 Name: Anthony Mire-Sluis Title: Vice President Quality

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Exhibit 2.2 (Quality Agreement) (amended and restated on August 14, 2014)

[Superseded by Amendment Number 014 to the Supply Agreement
by and between Amgen Inc. and Insulet Corporation]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

AMENDMENT NUMBER 007
TO THE SUPPLY AGREEMENT
BY AND BETWEEN AMGEN INC. AND INSULET CORPORATION

This Amendment Number 007 (“Amendment”), entered into effective as of February 10, 2015 (“Amendment 7 Effective Date”), by and between Amgen Inc. (“Amgen”) and Insulet Corporation (“Insulet”) amends the Agreement (defined below).
RECITALS
A.    Amgen and Insulet entered into that certain agreement titled “Supply Agreement” effective as of November 21, 2013 and identified by contract number CW2146852 pursuant to which Insulet is to, among other things, Manufacture and sell to Amgen the Customized Insulet Devices (as amended, the “Agreement”).
B.    Concurrently with entering into the Agreement, the Parties entered into the Quality Agreement (set forth as Exhibit 2.2) and, effective as of August 14, 2014, amended and restated the Quality Agreement as set forth in Amendment 6 to the Agreement.
C.    Amgen and Insulet desire, and are willing, to amend the Quality Agreement to set forth an amended and restated Quality Agreement, all as set forth herein.
NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and provisions contained or referenced herein, the Parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:
1.DEFINITIONS
1.1Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Agreement, the definitions set forth in this Amendment shall control.
2.AMENDMENTS TO THE AGREEMENT
2.1Exhibit 2.2 (Quality Agreement). Effective as of the Amendment 7 Effective Date, Exhibit 2.2 (Quality Agreement) to the Agreement is hereby replaced in its entirety with the Exhibit 2.2 (Quality Agreement) attached hereto.
3.CONCLUSION
Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.
[Signature Page Follows]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

IN WITNESS THEREOF, the authorized representatives of the Parties have executed this Amendment to the Agreement effective as of the Amendment 7 Effective Date.
Insulet Corporation	Amgen Inc.
By: /s/ Kevin Schmid	By: /s/ Sev Sislian
Date: February 11, 2015 Name: Kevin Schmid	Date: February 12, 2015 Name: Sev Sislian
Title: Vice President, Business Development	Title: GSS, Sr. Category Manager
Insulet Corporation By: /s/ Tracey Wielinski Date: 10 February 2015 Name: Tracey Wielinski Title: Vice President Regulatory, Clinical Affairs, and Quality Assurance	Amgen Inc. By: /s/ Troy Wright Date: 12 February 2015 Name: Troy Wright Title: Director, Quality Assurance, Contract Manufacturing Quality

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Exhibit 2.2 (Quality Agreement) (amended and restated on February 10, 2015)

[Superseded by Amendment Number 014 to the Supply Agreement
by and between Amgen Inc. and Insulet Corporation]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

AMENDMENT NUMBER 008
TO THE SUPPLY AGREEMENT
BY AND BETWEEN AMGEN INC. AND INSULET CORPORATION
This Amendment Number 008 (“Amendment”), entered into effective as of June 22, 2015 (“Amendment 8 Effective Date”), by and between Amgen Inc. (“Amgen”) and Insulet Corporation (“Insulet”) amends the Agreement (defined below).
RECITALS
A.    Amgen and Insulet entered into that certain agreement titled “Supply Agreement” effective as of November 21, 2013 and identified by contract number CW2146852 pursuant to which Insulet is to, among other things, Manufacture and sell to Amgen the Customized Insulet Devices (as amended, the “Agreement”).
B.    Concurrently with entering into the Agreement, the Parties entered into the Quality Agreement (set forth as Exhibit 2.2) and, thereafter, have amended and restated the Quality Agreement.
C.    Amgen and Insulet desire, and are willing, to amend the Quality Agreement to set forth an amended and restated Quality Agreement, all as set forth herein.
NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and provisions contained or referenced herein, the Parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:
1.DEFINITIONS
1.1Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Agreement, the definitions set forth in this Amendment shall control.
2.AMENDMENTS TO THE AGREEMENT
2.1Exhibit 2.2 (Quality Agreement). Effective as of the Amendment 8 Effective Date, Exhibit 2.2 (Quality Agreement) to the Agreement is hereby replaced in its entirety with the Exhibit 2.2 (Quality Agreement) attached hereto.
3.CONCLUSION
Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.
[Signature Page Follows]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

IN WITNESS THEREOF, the authorized representatives of the Parties have executed this Amendment to the Agreement effective as of the Amendment 8 Effective Date.
Insulet Corporation	Amgen Inc.
By: /s/ Daniel Levangie	By: /s/ Sev Sislian
Date: June 23, 2015 Name: Daniel Levangie	Date: June 24, 2015 Name: Sev Sislian
Title: President, Drug Delivery	Title: GSS, Sr. Category Manager
Insulet Corporation By: /s/ Brian Keogh Date: 23 June 2015 Name: Brian Keogh Title: Director, Quality Assurance	Amgen Inc. By: /s/ Troy Wright Date: 23 June 2015 Name: Troy Wright Title: Director, Quality Assurance

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Exhibit 2.2 (Quality Agreement) (amended and restated on June 22, 2015)

[Superseded by Amendment Number 014 to the Supply Agreement
by and between Amgen Inc. and Insulet Corporation]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

AMENDMENT NUMBER 009
TO THE SUPPLY AGREEMENT
BY AND BETWEEN AMGEN INC. AND INSULET CORPORATION

This Amendment Number 009 (“Amendment”), entered into effective as of June 26, 2015 (“Amendment 9 Effective Date”), by and between Amgen Inc. (“Amgen”) and Insulet Corporation (“Insulet”) amends the Agreement (defined below).
RECITALS
A.    Amgen and Insulet entered into that certain agreement titled “Supply Agreement” effective as of November 21, 2013 and identified by contract number CW2146852 pursuant to which Insulet is to, among other things, Manufacture and sell to Amgen the Customized Insulet Devices (as amended, the “Agreement”).
B.    Amgen and Insulet desire, and are willing, to amend the Agreement to (i) eliminate Amgen’s obligation to compensate Insulet for Insulet’s [*] during each [*], (ii) eliminate Amgen’s obligation to pay [*], (iii) permit Insulet to, at no cost to Amgen, hold a certain quantity of Customized Insulet Devices in inventory at [*], and (iv) provide that Amgen is permitted to have [*] persons perform PIP duties and any additional employees present for the purpose of training, all as set forth herein.
NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and provisions contained or referenced herein, the Parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:
1.DEFINITIONS
1.1Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Agreement, the definitions set forth in this Amendment shall control.
2.AMENDMENTS TO THE AGREEMENT
2.1Section 1.6 (Conforming Lot). Section 1.6 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“1.6    “Conforming Lot” has the meaning ascribed to it in the Quality Agreement and, in addition, with respect to Insulet Held Customized Insulet Devices, is a lot (or a portion thereof) that has been stored and managed in compliance with the requirements set forth in Section 2.11(b).”
2.2Section 1.17 (Non-Conforming Lot). Section 1.17 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“1.17    “Non-Conforming Lot” means (i) a lot of Customized Insulet Device Manufactured by Insulet that, based the performance of and results from the Lot Release Procedures and comparison to release criteria set forth in the Lot Release Procedures, is inappropriate for release by Insulet or (ii) Insulet Held Customized Insulet Devices for which Insulet has failed to meet one or more of the requirements set forth in Section 2.11(b).”
2.3Section 2.3 ([*]). Section 2.3 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“2.3    [*]. Amgen shall [*]. Insulet shall [*]. Additionally, Amgen shall [*].
2.4Section 2.11 (Shipment). Section 2.11(b) of the Agreement is hereby amended by adding to the end of Section 2.11(b) the following:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

“At no cost or expense to Amgen and as an accommodation to support Insulet’s management of its manufacturing network, Insulet is permitted to store at [*], Customized Insulet Devices in a quantity up to that equal to the [*] of the then-current Forecast (“Insulet Held Customized Insulet Devices”). With respect to Insulet Held Customized Insulet Devices, (i) Insulet will maintain (and provide to Amgen upon Amgen’s reasonable request made from time-to-time) an up-to-date list identifying with specificity the inventory of the Insulet Held Customized Insulet Devices, (ii) Insulet will store and manage such consistent and in compliance with the terms of this Agreement (including the Quality Agreement), (iii) Insulet will bear the risk of loss with respect to Insulet Held Customized Insulet Devices prior to receipt of the same by Amgen, and (iv) without modifying or limiting the requirements set forth in Section 2.11(c)(iv), they must be Shipped to Amgen, if ever, no later than [*] after the date of Manufacture with a remaining shelf life of no less than [*].”
2.5Section 3.1 (Unit Price Amount). Section 3.1 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“3.1    Unit Price Amounts. Amgen shall pay Insulet the Unit Price for each Customized Insulet Device ordered by Amgen and Manufactured by Insulet in a given Commercial Year as follows:

[*]	Aggregate Number of Customized Insulet Devices Ordered by Amgen	With respect to each [*], Unit Price for each Customized Insulet Device Shipped to Amgen
[*]
For the Partial Commercial Year and each Commercial Year, the Unit Price [*] (set forth in the table above) applicable thereto that Amgen will pay, and Insulet will invoice, during such period (the “Forecast-Based [*]”) shall be determined based on the lesser of the following quantities of Customized Insulet Devices set forth in the Forecast submitted immediately prior to the commencement of the Partial Commercial Year or Commercial Year, as the case may be: (i) [*] of the quantity of Customized Insulet Devices in the Binding Portion of such Forecast and (ii) the aggregate of the quantities of Customized Insulet Devices set forth in the [*] of such Forecast. Promptly after the end of the Partial Commercial Year and each Commercial Year, but in no event later than [*], Insulet will notify Amgen of the aggregate quantity of Customized Insulet Devices actually ordered by Amgen for delivery during such period and whether the Unit Amount [*] applicable thereto (the “Order-Based [*]”) is the same as the Forecast-Based [*] and, in the event that the Order-Based [*] is not the same as the Forecast-Based [*], then within [*] days after receipt of such notice either (a) if the Order-Based [*] is [*], then Amgen shall pay to Insulet the difference between the [*] and [*] Unit Prices applicable to each Customized Insulet Device or (b) if the Order-Based [*] is [*], then Insulet shall pay to Amgen the difference between the [*] and [*] Unit Prices applicable to each Customized Insulet Device.”
2.6Section 3.3 ([*] Production Run Compensation). Section 3.3 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“3.3    [*]. Amgen shall [*].”
2.7Section 3.7 (Invoices). Section 3.7(a) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“(a)
Insulet shall submit invoices to Amgen on a [*] basis for amounts payable by Amgen hereunder (i) pursuant to Section 3.1, Section 3.4, and Section 3.5 for [*] and (ii) testing as provided in Section 12.1. Insulet will endeavor to submit such invoices promptly following the [*]. Invoices will be submitted in electronic format to the following electronic address (which addresses may be changed, from time-to-time, by Amgen upon prior notice to Insulet): email address: AccountsPayableMailroom@Amgen.com.”

2.8    Section 3.10 ([*]). Section 3.10 of the Agreement is hereby amended by deleting it in its entirety.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

3.	CONCLUSION
Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

IN WITNESS THEREOF, the authorized representatives of the Parties have executed this Amendment to the Agreement effective as of the Amendment 9 Effective Date.
Insulet Corporation	Amgen Inc.
By: /s/ Dan Levangie	By: /s/ Sev Sislian
Date: June 29, 2015 Name: Dan Levangie	Date: July 6, 2015 Name: Sev Sislian
Title: President, Drug Delivery	Title: GSS, Sr. Category Manager
Insulet Corporation By: /s/ Brian Keogh Date: 29 June 2015 Name: Brian Keogh Title: Director, Quality Assurance	Amgen Inc. By: /s/ Chris Kozlik Date: July 6, 2015 Name: Chris Kozlik Title: Director, External Supply Chain

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Exhibit 2.2 (Quality Agreement) (amended and restated on May [xx], 2015)

[Superseded by Amendment Number 014 to the Supply Agreement
by and between Amgen Inc. and Insulet Corporation]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

AMENDMENT NUMBER 010
TO THE SUPPLY AGREEMENT
BY AND BETWEEN AMGEN INC. AND INSULET CORPORATION
This Amendment Number 010 ("Amendment"), entered into effective as of September 29, 2015 ("Amendment 10 Effective Date"), by and between Amgen Inc. ("Amgen") and Insulet Corporation ("Insulet") amends the Agreement (defined below).
RECITALS
A.    Amgen and Insulet entered into that certain agreement titled "Supply Agreement" effective as of November 21, 2013 and identified by contract number CW2146852 pursuant to which Insulet is to, among other things, Manufacture and sell to Amgen the Customized Insulet Devices (as amended, the "Agreement").
B.    Amgen and Insulet desire, and are willing, to amend the Agreement to (i) update the shipping terms to replace [*], with [*], (ii)  provide for [*], (iii) provide that Insulet will [*] and provide that Amgen will [*], and (iv) if the [*], then provide for certain [*].
NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and provisions contained or referenced herein, the Parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:
1.DEFINITIONS
1.1Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Agreement, the definitions set forth in this Amendment shall control.
2.AMENDMENTS TO THE AGREEMENT
2.1Section 2.11(b) (Shipment). Section 2.11(b) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

"(b)    Insulet shall ship Customized Insulet Devices under suitable controls and pursuant to all reasonable instructions provided by Amgen. Amgen shall have the right to designate the freight forwarder to be used by Insulet by notifying Insulet of such no later than [*] days prior to the applicable delivery date; provided, in the absence of such instructions, Insulet shall use a freight forwarder previously designated by Amgen. All Customized Insulet Devices shall be delivered [*]. In the event of conflict, the terms of this Agreement take precedence over the Incoterms.
At no cost or expense to Amgen and as an accommodation to support Insulet's management of its manufacturing network, Insulet is permitted to store at Insulet's Facility located in Billerica, Massachusetts, Customized Insulet Devices in a quantity up to that equal to the [*] of the then-current Forecast ("Insulet Held Customized Insulet Devices"). With respect to Insulet Held Customized Insulet Devices, (i) Insulet will maintain (and provide to Amgen upon Amgen's reasonable request made from time-to-time) an up-to-date list identifying with specificity the inventory of the Insulet Held Customized Insulet Devices, (ii) Insulet will store and manage such consistent and in compliance with the terms of this Agreement (including the Quality Agreement), (iii) Insulet will bear the risk of loss with respect to Insulet Held Customized Insulet Devices prior to receipt of the same by Amgen, and (iv) without modifying or limiting the requirements set forth in Section 2.11(c)(iv), they must be Shipped to Amgen, if ever, no later than [*] after the date of Manufacture with a remaining shelf life of no less than [*]."
2.2Section 2 (Manufacture; Supply). Section 2 of the Agreement is hereby amended by adding at the end of Section 2 new Sections 2.14 and 2.15 that read as follows:

"2.14    [*]. Insulet will [*].”
"

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

2.3Section 3.1 (Unit Price Amounts). Section 3.1 of the Agreement is hereby amended by adding at the end of Section 3.1 the following:

[*]
Amgen will [*]. With respect to [*]."
3.CONCLUSION
This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same document, binding on the Parties notwithstanding that each of the Parties may have signed different counterparts. A facsimile transmission or PDF of this Amendment bearing a signature on behalf of a Party shall be legal and binding on such Party. Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto. Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

IN WITNESS THEREOF, the authorized representatives of the Parties have executed this Amendment to the Agreement effective as of the Amendment 10 Effective Date.
Insulet Corporation	Amgen Inc.
By: /s/ Dan Levangie	By: /s/ Sev Sislian
Date: 10/1/15 Name: Dan Levangie	Date: 10/1/15 Name: Sev Sislian
Title: President, Drug Delivery	Title: GSS, Sr. Category Manager
Amgen Inc. By: /s/ Patricia Turney Date: 10/1/15 Name: Patricia Turney Title: Executive Director, Supply Chain Amgen Inc. By: /s/ Bill Rich Date: 1 October 2015 Name: Bill Rich Title: VP, Device Technologies

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

AMENDMENT NUMBER 011
TO THE SUPPLY AGREEMENT
BY AND BETWEEN AMGEN INC. AND INSULET CORPORATION
This Amendment Number 011 (“Amendment”), entered into effective as of May 03, 2016 (“Amendment 11 Effective Date”), by and between Amgen Inc. (“Amgen”) and Insulet Corporation (“Insulet”) amends the Agreement (defined below).
RECITALS
A.    Amgen and Insulet entered into that certain agreement titled “Supply Agreement” effective as of November 21, 2013 and identified by contract number CW2146852 pursuant to which Insulet is to, among other things, Manufacture and sell to Amgen the Customized Insulet Devices (as amended, the “Agreement”).
B.    Concurrently with entering into the Agreement, the Parties entered into the Quality Agreement (set forth as Exhibit 2.2) and, thereafter, have amended and restated the Quality Agreement.
C.    Amgen and Insulet desire, and are willing, to amend the Quality Agreement to set forth an amended and restated Quality Agreement, all as set forth herein.
NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and provisions contained or referenced herein, the Parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:
1.DEFINITIONS
1.1Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Agreement, the definitions set forth in this Amendment shall control.
2.AMENDMENTS TO THE AGREEMENT
2.1Exhibit 2.2 (Quality Agreement). Effective as of the Amendment 11 Effective Date, Exhibit 2.2 (Quality Agreement) to the Agreement is hereby replaced in its entirety with the Exhibit 2.2 (Quality Agreement) attached hereto.
3.CONCLUSION
Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.
[Signature Page Follows]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

IN WITNESS THEREOF, the authorized representatives of the Parties have executed this Amendment to the Agreement effective as of the Amendment 11 Effective Date.
Insulet Corporation	Amgen Inc.
By: /s/ Daniel Levangie	By: /s/ Sev Sislian
Date: May 3, 2016 Name: Daniel Levangie	Date: May 3, 2016 Name: Sev Sislian
Title: President, Drug Delivery	Title: GSS, Sr. Manager - Devices
Insulet Corporation By: /s/ Michael Spears Date: May 3, 2016 Name: Michael Spears Title: Vice President, Quality, Regulatory and Clinical affairs	Amgen Inc. By: /s/ Troy Wright Date: 3 May 2016 Name: Troy Wright Title: Site Head, Contract Manufacturing Quality

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Exhibit 2.2 (Quality Agreement) (amended and restated on May 03, 2016)

[Superseded by Amendment Number 014 to the Supply Agreement
by and between Amgen Inc. and Insulet Corporation]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

AMENDMENT NUMBER 012
TO THE SUPPLY AGREEMENT
BY AND BETWEEN AMGEN INC. AND INSULET CORPORATION
This Amendment Number 012 (“Amendment”), entered into effective as of August 24, 2016 (“Amendment 12 Effective Date”), by and between Amgen Inc. (“Amgen”) and Insulet Corporation (“Insulet”) amends the Agreement (defined below).
RECITALS
A.    Amgen and Insulet entered into that certain agreement titled “Supply Agreement” effective as of November 21, 2013 and identified by contract number CW2146852 pursuant to which Insulet is to, among other things, Manufacture and sell to Amgen the Customized Insulet Devices (as amended, the “Agreement”).
B.    Concurrently with entering into the Agreement, the Parties entered into the Quality Agreement (set forth as Exhibit 2.2) and, thereafter, have amended and restated the Quality Agreement.
C.    Amgen and Insulet desire, and are willing, to amend the Quality Agreement to set forth an amended and restated Quality Agreement, all as set forth herein.
NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and provisions contained or referenced herein, the Parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:
1.DEFINITIONS
1.1Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Agreement, the definitions set forth in this Amendment shall control.
2.AMENDMENTS TO THE AGREEMENT
2.1Exhibit 2.2 (Quality Agreement). Effective as of the Amendment 12 Effective Date, Exhibit 2.2 (Quality Agreement) to the Agreement is hereby replaced in its entirety with the Exhibit 2.2 (Quality Agreement) attached hereto.
3.CONCLUSION
Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.
[Signature Page Follows]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

IN WITNESS THEREOF, the authorized representatives of the Parties have executed this Amendment to the Agreement effective as of the Amendment 12 Effective Date.
Insulet Corporation	Amgen Inc.
By: /s/ Michael Graffeo	By:
Date: 9/1/16 Michael Graffeo Vice President Business Development Drug Delivery for Daniel Levangie	Date: Name: Sev Sislian Title: GSS, Sr. Manager - Devices
Title: President, Drug Delivery
Insulet Corporation By: /s/ Michael Spears Date: 9/1/16 Name: Michael Spears Title: Vice President, Quality, Regulatory and Clinical Affairs	Amgen Inc. By: Date: Name: David Blake Title: Sr. Manager, Contract Manufacturing Quality

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Exhibit 2.2 (Quality Agreement) (amended and restated on August 24, 2016)

[Superseded by Amendment Number 014 to the Supply Agreement
by and between Amgen Inc. and Insulet Corporation]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

AMENDMENT NUMBER 13
TO THE SUPPLY AGREEMENT
BY AND BETWEEN AMGEN INC. AND INSULET CORPORATION
This Amendment Number 13 (“Amendment”), entered into effective as of December 20, 2016 (“Amendment 13 Effective Date”), by and between Amgen Inc. (“Amgen”) and Insulet Corporation (“Insulet”) amends the Agreement (defined below).
RECITALS
A.    Amgen and Insulet entered into that certain agreement titled “Supply Agreement” effective as of November 21, 2013 and identified by contract number CW2146852 pursuant to which Insulet is to, among other things, Manufacture and sell to Amgen the Customized Insulet Devices (as amended, the “Agreement”).
B.    Amgen and Insulet desire, and are willing, to amend the Agreement to include additional terms, rights, and remedies intended to strengthen and enhance business continuity and manufacturing resiliency related to the manufacture and supply of the Customized Insulet Device, all as set forth herein.
NOW, THEREFORE, in consideration of the Parties respective promises, covenants, conditions and provisions contained or referenced herein, the Parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:
1.DEFINITIONS

1.1.Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Agreement, the definitions set forth in this Amendment shall control.

2.AMENDMENTS TO THE AGREEMENT
2.1.Section 2.1. Section 2.1 of the Agreement is hereby amended by adding a new Section 2.1.1 that reads as follows:

“2.1.1    Key Subcontractor and Other Suppliers and Subcontractors.
(i)    As of December 20, 2016, Flextronics Medical Sales and Marketing Ltd. is instrumental to the Manufacturing of Customized Insulet Devices (“Key Subcontractor”). Insulet represents and warrants that the Key Subcontractor has the right (and such right is not and shall not be limited or interfered with in anyway by Insulet during the Term) to manufacture the Customized Insulet Device and purchase from other subcontractors (including without limitation [*]) goods and services that are necessary or required for the manufacture and supply of the Customized Insulet Device.
(ii)    Insulet shall, on or before [*], enter into a written agreement (“Key Subcontractor/Insulet/Amgen Agreement”) by and among Insulet, Amgen and the Key Subcontractor providing for each of the following:
(a)    upon the occurrence of any Supply Trigger Event, Quality Trigger Event or Contract Non-Assumption Trigger Event (as evidenced by Trigger Notification delivered in accordance with the terms of this Section 2.1.1) and, if subject to cure, until such time as such Trigger Event has been cured pursuant to Section 2.18.1, the following apply:
(I)    Amgen has with respect to the Customized Insulet Device the right, at its option, to direct and purchase directly from, or make payments directly to, on behalf of Insulet, Key Subcontractor to support the continued commercialization of the Customized Insulet Device;
(II)    the Key Subcontractor has, and Insulet shall cooperate and not interfere with, the right and obligation [*];
(III)    the Key Subcontractor will cooperate with (including without limitation providing transparency regarding and collaboration on resolution of supply issues, production planning and staffing,

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

components and toolset inventory and use, production planning, staff scheduling) and take direction from (including without limitation Amgen’s technical decisions) Amgen with respect to manufacture and supply of Customized Insulet Devices;
(IV)    the Key Subcontractor has the permission and right to purchase from others (including without limitation [*]) goods and services that are necessary or required for the manufacture and supply of the Customized Insulet Device and use or have used by its suppliers or subcontractors any equipment owned or controlled by Insulet that is located at facilities owned, controlled or operated by such Key Subcontractor or its suppliers or subcontractors to support supply to Amgen of the Customized Insulet Device; and
(V)    the Key Subcontractor agrees to manufacture and supply Amgen the Customized Insulet Device (A) in quantities that Insulet would have been obligated to supply to Amgen and (B) meeting the terms and conditions that the Key Subcontractor would have been obligated to meet in supplying to Insulet, in each case pursuant to, at Amgen’s election, (X) a separate agreement by and between Amgen and Key Subcontractor which such agreement shall be on substantially the same terms as set forth in that certain Materials Supplier Agreement by and between Insulet and Key Subcontractor dated as September 1, 2016 (“Insulet/Flex Materials Supplier Agreement”) (that separate agreement is attached to the Key Subcontractor/Insulet/Amgen Agreement noting that certain proprietary commercial and financial terms have been redacted), (Y) the Insulet/Flex Materials Supplier Agreement, or (Z) a replacement agreement mutually agreed by Amgen and Key Subcontractor which is appropriate for the manufacture and supply of Customized Insulet Devices for Amgen.
(b)    A license grant providing that: [*]
(c)    In addition to the license grant, Insulet will promptly [*].
Amgen agrees to cooperate in good faith with Insulet and Key Subcontractor in the negotiation of the Key Subcontractor/Insulet/Amgen Agreement.
(iii)    Insulet shall do all that is reasonably necessary or required to facilitate, and not interfere with or impede, Amgen’s ability to direct and purchase directly from, or make payments directly to on behalf of Insulet, Key Subcontractor as provided in this Section 2.1.1.
(iv)    If Insulet proposes, or Amgen and Insulet mutually agree in writing, to substitute or replace Key Subcontractor with one or more third parties (each a “Subsequently Identified Key Subcontractor”), prior to any substitution or replacement, Insulet shall have secured an agreement with each Subsequently Identified Key Subcontractor, substantially similar to the Key Subcontractor/Insulet/Amgen Agreement by and among Insulet, Amgen and the Subsequently Identified Key Subcontractor that includes the terms, permissions, and rights specified in this Section 2.1.1.
(v)    Insulet represents and warrants to Amgen that, with the exception of the activities undertaken as of December 20, 2016 by the Key Subcontractor, no Intellectual Property Rights owned or controlled by Insulet or its Affiliates are necessary or required to undertake activities supporting manufacturing, supply and commercialization of the Customized Insulet Device (including without limitation sterilization and testing). Additionally, Insulet represents and warrants to Amgen that Insulet has submitted to Amgen any and all documents, information, data, processes and procedures of or used by Insulet that are necessary or required for third parties that undertake activities supporting manufacturing and supply of the Customized Insulet Device (including without limitation sterilization and testing) other than those actives done by the Key Subcontractor or the Key Subcontractor’s subcontractors and suppliers (such third parties, the “Other Subcontractors”) to undertake activities supporting manufacturing and supply of the Customized Insulet Device. With respect to any such documents, information, data, processes and procedures created or revised after December 20, 2016, Insulet will promptly submit the same to Amgen. Insulet shall, on or before [*], send written notices (the content of which has been approved by Amgen (such approval not to be unreasonably withheld)) to Other Subcontractors providing that, although Amgen is free at any time to enter into agreements with Other Subcontractors that include additional, different or better terms than those with Insulet, upon the occurrence of any [*] and, if subject to cure, until such time as such Trigger Event has been cured pursuant to Section 2.18.1, the Other Subcontractor has, and Insulet shall cooperate and not interfere with, the right to prioritize the use of materials, equipment and resources for the manufacturing and supplying of the Customized Insulet Device over use with respect to other devices of Insulet.
(vi)    Amgen hereby agrees and covenants not to notify the Key Subcontractor(s) of the occurrence of a [*] (defined below).

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

(vii)    Within [*] after Amgen notifies Insulet of its good faith assertion that there has been a [*] including the basis (in reasonable detail) for such assertion (the “Insulet Response Period”), Insulet shall notify Amgen of its agreement with or good faith objection to Amgen’s assertion that a [*] or [*] has occurred and, if an objection, include the basis (in reasonable detail) for such objection. If within the [*], Insulet notifies Amgen of its objection to Amgen’s assertion that there has been a [*] or [*] (each a “Trigger Event Assertion Dispute”), then the Parties shall follow the dispute resolution process set forth in Exhibit 2.1.1(vii).
(viii)    For purpose of this Agreement, “Trigger Notification” shall mean (i) notice mutually agreed to by Amgen and Insulet that there has been a [*] or [*]; (ii) notice from Amgen accompanied by an affidavit or certification by an officer of Amgen that Insulet has not responded within [*] of Amgen’s notice to Insulet of a [*] or [*]; (iii) notice from an arbitrator appointed in accordance with the terms of this Agreement that there has been either a [*] or [*]; or (iv) notice from outside counsel for Amgen that there has been a [*].
2.2.Section 2.4. Section 2.4 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“2.4    Specification and Design Changes. The Specifications or the specifications for the Insulet Device (as defined in the Development Agreement) may be amended or supplemented by mutual agreement of the Parties in accordance with the terms and conditions of the Quality Agreement. In each event that Amgen submits to Insulet a proposal to change, or Insulet proposes to Amgen changes to, the Specifications, Insulet will promptly submit to Amgen an assessment of the impact on the quality, regulatory, and design changes to the Specifications, and Unit Price and, thereafter, (i) the Parties will negotiate in good faith any changes to the quality, regulatory, and design changes to the Specifications and Unit Price and (ii) the proposed changes will not be implemented unless and until the Parties mutually agree to such changes, if any, to the quality, regulatory, and design changes to the Specifications and/or Unit Price.”
2.3.Section 2.7. Section 2.7 of the Agreement is hereby amended by adding a new Section 2.7(f) that reads as follows:

“(f)    Notwithstanding anything to the contrary contained herein, the Parties agree that, as of December 20, 2016 Insulet has, and shall have available throughout the Term, capacity for Manufacturing the Customized Insulet Device up to (i) [*] units annually (“Annual Capacity”) and (ii) [*] units monthly for shipments delivered March through April and [*] units monthly for shipments delivered May through February (respectively, the “Monthly Capacity”). Furthermore, the Parties agree that notwithstanding Section 2.6(b) of the Agreement, the Forecast shall not exceed either the Annual Capacity or the Monthly Capacity. Unless agreed otherwise, Insulet shall not be obligated to supply quantities of Customized Insulet Device set forth in Purchase Orders to the extent such quantities are in excess of the either the Annual Capacity or Monthly Capacity.”
2.4.Section 2.11(b). Section 2.11(b) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“(b)    Insulet shall Ship Customized Insulet Devices under suitable controls and pursuant to all reasonable instructions provided by Amgen. Amgen shall have the right to designate the freight forwarder to be used by Insulet by notifying Insulet of such no later than [*] prior to the applicable delivery date; provided, in the absence of such instructions, Insulet shall use a freight forwarder previously designated by Amgen. [*] In the event of conflict, the terms of this Agreement take precedence over the Incoterms.
At no cost or expense to Amgen and as an accommodation to support Insulet’s management of its manufacturing network and enhance supply assurance, Insulet is permitted to store at [*], Customized Insulet Devices in a quantity up to that equal to the [*] of the then-current Forecast (“Insulet Held Customized Insulet Devices”). With respect to Insulet Held Customized Insulet Devices, (i) Insulet will maintain (and provide to Amgen upon Amgen’s reasonable request made from time-to-time) an up-to-date list identifying with specificity the inventory of the Insulet Held Customized Insulet Devices, (ii) Insulet will store and manage such inventory consistent with, and in compliance with, the terms of this Agreement (including the Quality Agreement), (iii) Insulet will bear the risk of loss with respect to Insulet Held Customized Insulet Devices prior to receipt of the same by Amgen, and (iv) without modifying or limiting the requirements set forth in Section 2.11(c)(iv), they must be Shipped to Amgen, if ever, with a remaining shelf life of no less than [*].”
2.5.Article 2. Article 2 of the Agreement is hereby amended by adding new Section 2.16, Section 2.17, and Section 2.18 that read as follows:
“2.16    Redundancy.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

2.16.1    Specified Supply Chain Redundancy. Insulet shall use commercially reasonable efforts to achieve the specified redundancy listed in Exhibit 2.16 and Exhibit 2.17a, by the dates indicated therein.
2.16.2    [*]. [*], Insulet shall submit to Amgen [*].
2.16.3    Maintaining Specified and Other Supply Chain Redundancy. Insulet shall, and as applicable shall cause its suppliers and subcontractors to, store and maintain tools in compliance with applicable laws, applicable standard operating procedures, practices or policies of Insulet and, as applicable, any third party that will store tools, and manufacturers’ recommended storage conditions.
2.16.4 Component Safety Stock. Insulet shall, by the dates indicated in Exhibit 2.16, maintain in inventory, or, as applicable, cause its suppliers or subcontractors to maintain in inventory, so that they are promptly available and in condition useful for use in the Manufacturing or shipment of Customized Insulet Devices, the component inventories set forth in Exhibit 2.16.
2.17    Manufacturing Redundancy and Resiliency. Upon Amgen’s request made from time-to-time during the Term, but not more often than [*], Insulet will submit to Amgen information in a reasonable level of detail regarding the facilities and subcontractors necessary or required to Manufacture the Customized Insulet Device to enable Amgen to perform a risk assessment of the Manufacturing supply chain and identify to and discuss with Insulet specific mitigation activities that Amgen may be interested in pursuing with Insulet and the funding for and other terms related thereto.
Representatives from each Party with expertise in supply chain and device engineering and manufacturing will meet (either telephonically or in person) quarterly at each Quarterly Business Review and the purpose of the meeting will be to review the resiliency and redundancy of manufacturing the Customized Insulet Device. During each review, Insulet shall provide an update on the status of its progress against the commitments made in Sections 2.16.1, 2.16.2, and 2.16.4.
To the extent that Insulet fails to maintain any previously achieved commitment set forth in Exhibit 2.16, Exhibit 2.17a, or Exhibit 2.17b, Insulet shall either cure this by the next Quarterly Business Review or shall promptly submit to Amgen a written plan setting forth the actions to be taken to cure the same using at least commercially reasonable efforts. Insulet shall include in each such plan an explanation of the root cause of the failure, [*]. If upon review Amgen concludes, acting reasonably, that such commitment is no longer met as a result of a circumstance [*], Amgen will notify Insulet that the Unit Price will be reduced as set forth in Section 3.1.2.
2.18    Trigger Event. The following definitions are used in this Agreement:
“Contract Non-Assumption Trigger Event” means:
(i)    Insulet becomes the subject of a [*] bankruptcy proceeding under [*] of the United States Bankruptcy Code (the “Bankruptcy Code”) and any of the following events occur: [*]; or.
(ii)    Insulet becomes the subject of a [*] bankruptcy proceeding under [*].
“[*]” means [*].
“Perform Key Supply Activities” means, with respect to Key Subcontractor, to [*].
“Performance of Other Activities” means, other than the activities to Perform Key Supply Activities, those activities (including without limitation sterilization and testing) necessary or required to manufacture and supply the Customized Insulet Device including without limitation sterilization, testing and use of any and all documents, processes, and procedures of Insulet and equipment owned or controlled by Insulet that are located at facilities owned, controlled or operated by those performing such activities.
“Quality Trigger Event” means any [*].
“Supply Trigger Event” means a [*].
2.18.1    [*]. Without limiting Amgen’s rights and remedies with respect to, or prior to [*].
2.18.2    [*]. Until the Occurrence of Cure with respect to each [*] or [*], as the case may be, or upon the occurrence of a [*], to enable manufacturing, supply and commercialization of Customized Insulet Devices,
(i)    Amgen shall have the right, at its election, to (A) direct Key Subcontractor, and Key Subcontractor is permitted to, Perform Key Supply Activities and (B) undertake, or have third parties (including Other Subcontractors) undertake, Performance of Other Activities; and

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

(ii)    Insulet shall permit and cooperate and not interfere with, the prioritization of the use of [*], components, toolsets, and other equipment and resources for the manufacturing and supplying of the Customized Insulet Device (including without limitation prioritization over manufacturing other devices for Insulet).
Upon each [*] or [*], until the Occurrence of Cure and Amgen’s election, if ever, to direct Key Subcontractor to Perform Key Supply Activities and undertake, or have third parties undertake, Performance of Other Activities, Insulet shall (y) permit Amgen to participate, engage and collaborate with Insulet and its suppliers and subcontractors to gain information regarding and identify remedial actions with respect to the origin and mitigation of the [*] or [*] (including without limitation providing transparency regarding and collaboration on resolution of supply issues, production planning and staffing, components and toolset inventory and use, production planning, and staff scheduling) and (z) cooperate with and do all that is necessary or required to conduct and prioritize lot qualification testing.
Insulet shall cooperate with Amgen and promptly take such further actions and execute and deliver to Amgen all information, instruments and documents as may be reasonably necessary to carry out this Section 2.18.2 in order to provide and secure to Amgen the full and complete enjoyment of its rights and privileges hereunder.
2.18.3    [*]. On or before [*], Insulet will [*]. Amgen agrees to [*].
2.6.Section 3.1. Section 3.1 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
“3.1    Unit Price Amounts. On and after [*], Amgen shall pay Insulet the Unit Price for each Customized Insulet Device ordered by Amgen and Manufactured by Insulet in a given Commercial Year as follows: With respect to each Conforming Lot, Unit Price for each Customized Insulet Device Shipped to Amgen, [*] subject to adjustments as specified in Section 3.1.2, below.
3.1.1    Intentionally Omitted.
3.1.2    Additional Compensation; Unit Price Adjustments.
(i)    In consideration for certain agreed to modifications made to the Customized Insulet Device and as full and final compensation for lots numbered [*] through [*], inclusive, Insulet shall be entitled to invoice Amgen for an additional [*] for each Customized Insulet Device that Insulet Manufactured and Shipped to Amgen for lots numbered [*] through [*], inclusive.
(ii)    On and after [*], the [*]:
(a)    [*]
(b)    [*]
(c)    [*]
(iii)    After the occurrence of a [*], Amgen shall pay Insulet, its successors and assigns, and Insulet shall be entitled to only, an amount equal to [*] of the Unit Price as of the day of the [*] occurrence, for each Customized Insulet Device manufactured by the Key Subcontractor, pursuant to those certain rights set forth in Section 2.18.2, that is ordered, received and not rejected by Amgen.”
2.7.Section 9.1. Section 9.1 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
“9.1    Term. This Agreement shall become effective on the date first written above and unless terminated earlier in accordance with the terms of this Agreement, shall remain in full force and effect until December 31, 2023 (the “Initial Period”). Prior to January 1, 2022 and each Commercial Year thereafter, the Parties shall negotiate in good faith an extension of the term for an additional two year period (each a “Renewal Period”, and together with the Initial Period, the “Term”); provided that either Party may elect not to extend the Initial Period or Term, as the case may be, by providing the other Party with notice of same at least twenty four (24) months prior to the end of the Initial Period or expiration of the then current-Renewal Period, as applicable.”
2.8.Exhibits. The Exhibits to the Agreement are amended by appending to the Agreement new Exhibit 2.1.1(vii), Exhibit 2.16, Exhibit 2.17a, and Exhibit 2.17b with content as set forth in the Exhibit 2.1.1(vii), Exhibit 2.16, Exhibit 2.17a and Exhibit 2.17b attached hereto.

3.CONCLUSION
This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same document, binding on the Parties notwithstanding that each of the Parties

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

may have signed different counterparts. A facsimile transmission or PDF of this Amendment bearing a signature on behalf of a Party shall be legal and binding on such Party. Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto. Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

IN WITNESS THEREOF, the authorized representatives of the Parties have executed this Amendment to the Agreement effective as of the Amendment 13 Effective Date.
Insulet Corporation	Amgen Inc.
By: /s/ Shacey Petrovic	By: /s/ Venkata P. Yepuri
Date: 12/21/16 Name: Shacey Petrovic	Date: 12/20/16 Name: Venkata P. Yepuri
Title: President and Chief Operating Officer	Title: Executive Director/ Head of Global Strategic Sourcing
Amgen Inc. By: /s/ Patricia Turney Date: 12/20/16 Name: Patricia Turney Title: Vice President, External Supply

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Exhibit 2.1.1(vii)
Dispute Resolution Process

With respect to each Trigger Event Assertion Dispute, during the [*] after notice to Insulet from Amgen that Amgen desires to attempt to resolve through negotiation the Trigger Event Assertion Dispute (such period (which may be extended by mutual agreement of the Parties), the “Executive Negotiations Period”; and such negotiations, the “Executive Negotiations”), the Parties shall promptly meet (either telephonically or in person) and attempt in good faith to resolve the Trigger Event Assertion Dispute by negotiation between executives (vice president level or higher) who have authority to settle the controversy. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.
Any Trigger Event Assertion Dispute which is not resolved by the Executive Negotiations during the Executive Negotiations Period shall be finally resolved by the independent arbitration panel (the “Arbitrator Panel”) in accordance with the 2013 Administered Arbitration Rules of the International Institute for Conflict Prevention & Resolution Rules, as the same may be amended from time to time. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§1 et seq., and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The place of arbitration shall be Boston, Massachusetts.
With respect to any Trigger Event Assertion Dispute which is not resolved by Executive Negotiations, within [*] after the end of the Executive Negotiations Period, the Parties shall meet (either in person or telephonically) and attempt to agree on the appointment of an independent arbitrator panel (the “Arbitrator Panel”). For purposes of an arbitrator or the Arbitrator Panel, “independent” shall mean having no past or present family, business or other relationship with either of the Parties or any of their respective Affiliates, directors, or officers, unless following full disclosure of all such relationships, the Parties agree in writing to waive such requirement with respect to an individual. If within [*] after the Executive Negotiations Period, the Parties are unable to agree on a single independent arbitrator for the Arbitrator Panel, then, within [*] thereafter, each Party will designate an independent arbitrator, and the two independent arbitrators together will select a third independent arbitrator within [*] after having been designated themselves by the Parties (in which case, the Arbitrator Panel will consist of three independent arbitrators). Within [*] after the designation of the Arbitrator Panel, each Party shall submit a written statement of its positions on the [*] or [*], as the case may be, to the Arbitrator Panel and the other Party. Each Party shall have [*] to submit a written response thereto including supporting information. The Arbitrator Panel shall have the right to meet with the Parties, either alone or together. There will be no discovery allowed. For the sake of clarity, the term “discovery” as used herein includes without limitation document requests and production, depositions, interrogatories, and requests for admission. No later than [*] after the designation of the Arbitrator Panel or such later date as agreed to in writing by the Parties, the Arbitrator Panel shall make a written decision (including the reasons for such) on whether a [*] or [*], as the case may be, has occurred. The decision of the Arbitrator Panel shall be final, binding and enforceable and shall be appealable only (a) following denial by the Arbitration Panel of a request for reconsideration submitted to the Arbitration Panel by a Party no later than [*] after the Arbitration Panel issued its written decision, and, thereafter, (b) pursuant to Section 10 of the Federal Arbitration Act.

The Party against whom a final decision is rendered shall pay the fees and costs of the Arbitrator Panel and the CPR Institute for Dispute Resolution. Otherwise, each Party shall bear all of its other costs and expenses of the dispute resolution process set forth in this Section.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Exhibit 2.16
[*]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Exhibit 2.17a
[*]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Exhibit 2.17b
[*]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

AMENDMENT NUMBER 014
TO THE SUPPLY AGREEMENT
BY AND BETWEEN AMGEN INC. AND INSULET CORPORATION
This Amendment Number 014 (“Amendment”), entered into effective as of January 23, 2017 (“Amendment 14 Effective Date”), by and between Amgen Inc. (“Amgen”) and Insulet Corporation (“Insulet”) amends the Agreement (defined below).
RECITALS
A.    Amgen and Insulet entered into that certain agreement titled “Supply Agreement” effective as of November 21, 2013 and identified by contract number CW2146852 pursuant to which Insulet is to, among other things, Manufacture and sell to Amgen the Customized Insulet Devices (as amended, the “Agreement”).
B.    Concurrently with entering into the Agreement, the Parties entered into the Quality Agreement (set forth as Exhibit 2.2) and, thereafter, have amended and restated the Quality Agreement.
C.    Amgen and Insulet desire, and are willing, to amend the Quality Agreement to set forth an amended and restated Quality Agreement, all as set forth herein.
NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and provisions contained or referenced herein, the Parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:

1.	DEFINITIONS
1.1.Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Agreement, the definitions set forth in this Amendment shall control.

2.AMENDMENTS TO THE AGREEMENT

2.1.Exhibit 2.2 (Quality Agreement). Effective as of the Amendment 14 Effective Date, Exhibit 2.2 (Quality Agreement) to the Agreement is hereby replaced in its entirety with the Exhibit 2.2 (Quality Agreement) attached hereto.

3.CONCLUSION

Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.
[Signature Page Follows]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

IN WITNESS THEREOF, the authorized representatives of the Parties have executed this Amendment to the Agreement effective as of the Amendment 14 Effective Date.
Insulet Corporation	Amgen Inc.
By: /s/ Michael Graffeo	By: /s/ Sev Sislian
Date: 3 February 2017 Name: Michael Graffeo	Date: 1/30/17 Name: Sev Sislian
Title: VP Business Development	Title: GSS, Sr. Manager - Devices

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Exhibit 2.2 (Quality Agreement) (amended and restated on January 23, 2017)
(Attached)

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Exhibit 2.2 Quality Agreement (Insulet/Amgen)
Amended & Restated January 20, 2016

QUALITY AGREEMENT

This Quality Agreement (including its attachments which are incorporated herein by reference) sets forth roles and responsibilities of each Party, outlines minimum quality system requirements for Customized Insulet Devices ordered by Amgen and Manufactured and supplied by Insulet to Amgen, and specifies preventative or proactive measures that will provide for continuous supply of materials. This Quality Agreement is entered by and between Insulet Corporation (“Insulet”) and Amgen Inc. (“Amgen”).
Approval Signatures
This Quality Agreement, developed jointly by Insulet and Amgen, is hereby approved by the Parties as an acceptable description of the activities in support of the quality of the Manufacturing and supplying of Customized Insulet Devices.
Signatures below indicate understanding of, and agreement with the content. Any changes to this document must be approved in writing by Insulet and Amgen. Changes can only be approved by the same functional roles and levels as the original approvers. This Quality Agreement is immediately effective upon the last date of signature set forth below.

Insulet Corporation	Amgen Inc.
By: /s/ Michael Supczak	By: /s/ David Blake
Date: 1/20/17	Date: 1/23/17
Name: Michael Supczak	Name: David Blake
Title: Sr. Director, Quality Assurance	Title: Sr. Manager Quality Systems,
Contract Manufacturing Quality

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

1.	PURPOSE
Pursuant to that certain Supply Agreement entered into November 14, 2013, by and between Amgen and Insulet (as amended from time to time, the “Supply Agreement”), Insulet will Manufacture and supply to Amgen, and Amgen will order and purchase from Insulet, the Customized Insulet Device. Capitalized terms used but not defined herein shall have the meanings ascribed to the same as set forth in the Supply Agreement.
This Quality Agreement outlines the responsibilities for the major elements of the quality assurance program applicable to the Customized Insulet Device Manufacture by Insulet. This Quality Agreement does not limit or supersede any other contractual agreement between the Parties and is applicable to all Customized Insulet Devices Manufactured by Insulet as required by the Supply Agreement.

2.	SCOPE AND DELIVERABLES

2.1.
This Quality Agreement defines the high level Quality System requirements and related deliverables applicable to the Manufacture of Customized Insulet Devices ordered by Amgen pursuant to the Supply Agreement.

2.2.
On or before [*] after the effective date of this Quality Agreement, Insulet will submit to Amgen for Amgen’s review (and Insulet will consider in good faith and revise the draft plan based on Amgen’s review) and approval (such approval not to be unreasonably withheld) a Quality Plan that will be a controlled document defining the Quality System Requirements set-forth in this Quality Agreement and the details of how Insulet will fulfill these requirements. This will be done in the form of references to the procedures, documents and other controls in place to ensure the requirements are consistently met. Insulet will comply with the Quality Plan approved of by Amgen.

3.	REGULATORY

3.1.
Compliance: Insulet will Manufacture for Amgen Customized Insulet Devices under requirements of, and in compliance with, the following applicable to the Manufacture and supply of Customized Insulet Device (collectively, “Quality System”):

3.1.1.	FDA, Quality System Regulation, Title 21 Code of Federal Regulations Part 820 (21 CFR §820),

3.1.2.	ISO 13485: 2003, Medical Devices - Quality Management System, and

3.1.3.	ISO 14971: 2012, Medical Devices - Application of risk management to medical devices.

3.2.
Compliance Audits: Insulet shall allow Amgen's Regulatory Authorities and/or Notified Body to perform an announced/unannounced Quality Systems audit periodically (annually or as necessary). A Regulatory Authority or Notified Body shall be permitted to audit Insulet's suppliers on behalf of Amgen (accompanied by Insulet), and Insulet shall endeavor to secure such right from Insulet's suppliers, as related to the Customized Insulet Device, and Amgen's Regulatory Authority and Notified Body will follow the requirements set forth in this section with respect to the conduct of audits. With respect to an announced audit, Amgen's Regulatory Authority and Notified Body shall notify Insulet a minimum of [*] calendar days prior written notice of routine audits. In addition, Amgen may, after notifying Insulet, perform audits of Insulet’s compliance with the Quality System Requirements, and to assess the effectiveness of its quality system. Insulet will have an internal audit program to monitor compliance with the Quality System.

3.3.	Amgen observation right during Insulet’s audit of its suppliers:

3.3.1.	Amgen has the right to be present as an observer during Insulet’s audits of the [*] and Insulet’s sterilization supplier and testing Laboratory as outlined in section 11.1.

3.3.2.	Insulet has sole audit authorship rights of the [*] and Insulet’s sterilization suppliers and testing laboratory (section 11.1).

3.3.3.	Insulet will submit Audit Summary Report to Amgen within [*] after the last day of each audit.

3.3.4.	Insulet determines audit frequency as defined in the quality agreement between Insulet and their suppliers (section 11.1)

3.4.
Audit Notices: Any compliance audit by Amgen of Insulet will be conducted during normal business hours after reasonable notice (typically [*] for planned audits) to Insulet and no more frequently than [*].

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

3.5.
Event (For-Cause) Audit. In addition to other audits set forth in this Quality Agreement or the Supply Agreement, during the Supply Term, Insulet shall permit Amgen to conduct audits of Insulet upon the occurrence of an Event Audit Circumstance (as defined below) upon reasonable (given the nature of the Event Audit Circumstance) prior notice to Insulet and during the Insulet’s normal business hours. Each of the following is an Event Audit Circumstance that may trigger a For-Cause audit:

3.5.1.	Receipt of a Warning Letter or any other regulatory agency action from the FDA or other Governmental Authority;

3.5.2.	Recall or market withdrawal of Customized Insulet Device;

3.5.3.	Receipt of an unmitigated, unacceptable trending of complaints (i.e. Severity A and B) as reviewed in the Quarterly Business Review meeting;

3.5.4.
Existence of unmitigated, unacceptable data trends with respect to the manufacturing lot qualification testing, packaging, labeling, sterilization, or rejection of finished goods of Customized Insulet Device.

3.6.	For-Cause Audit Notices: Any For-Cause audit by Amgen of Insulet will be conducted during normal business hours after [*].

3.7.
Audit Follow-up: Any out of compliance observations noted during compliance and for-cause audits will be addressed per Insulet’s Corrective and Preventive Action system. Insulet will provide Amgen with a corrective action plan that addresses the compliance observation and a schedule for implementation of the corrective action(s) (which schedule shall reflect implementation of corrective actions within [*] time period, but in no event longer than required by applicable law).

3.8.
Facility Registration: Insulet is responsible to maintain the U.S. FDA Establishment Registration for its facility(ies) such that it is up to date and readily available for FDA inspection. Additionally, Insulet will maintain ISO 13485:2003 certification.

3.9.
Agency Inspections: Insulet will notify Amgen of inspection notifications and inspection results that may involve or impact Customized Insulet Devices. Insulet will provide Amgen copies of inspection reports that it receives from any regulatory agency or any notice of any claim or action by any agency relating to non-compliance with any applicable laws, rules or regulations that may affect Customized Insulet Devices or the Manufacture thereof. Except to the extent as it may be required by law, Insulet will not communicate directly with any regulatory agency (including FDA) regarding the Customized Insulet Device, except through or with the explicit review and approval of Amgen. To the extent relevant to the Manufacture or supply of Customized Insulet Devices, Insulet may require Amgen representatives to be present during any Third Party audit of Insulet products or processes. Amgen has the right to have representatives' present during an inspection by Regulatory Authorities or a Notified Body that relates to the Customized Insulet Device.

3.10.
Support during audits by Regulatory Authorities or a Notified Body at Amgen: In the event that Amgen is involved in such inspection, e.g. a Pre-Approval Inspection (PAI), Insulet shall make reasonable effort to support Amgen questioning by providing a team to respond to questions pertaining to Customized Insulet Device or common platform technology, services or QMS. Amgen shall request the information electronically or by phone. Insulet will make documents, including those considered Confidential Information of Insulet and information from its suppliers, available to review to representatives of Regulatory Authorities or a Notified Body within twenty four (24) hours after request, or as expeditiously as possible, during inspection/registration audits of Amgen.

4.	QUALITY SYSTEM

4.1.
Insulet will establish and maintain a documented quality system in compliance with 21 CFR §820 and ISO 13485:2003. Insulet will have written procedures for the control of changes to the materials, packaging

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

components, suppliers, equipment, processing steps, Customized Insulet Device requirements, sampling, test methods, and releasing requirements.

4.2.	Change Notification and Approval

4.2.1.	Insulet to:

i.
Notify Amgen of all changes related to the Manufacture, testing, packaging, labeling and shipping of Customized Insulet Devices including without limitation changes to components, suppliers, specifications, risk management documents, procedures, and CoC (collectively, “Controlled Change”) prior to implementation of each such change

4.2.2.	Amgen to:

i.	Review and approve, such approval not to be unreasonably withheld, each Controlled Change with respect to the Manufacture of the Customized Insulet Device.

ii.	Prior to each Customized Insulet Device production run, ensure all Controlled Changes have been approved in Amgen system.

4.3.
Insulet shall ensure the execution of the [*] sterilization validation of the device in accordance with applicable international regulatory requirements and internal procedures. In addition, Insulet shall perform an annual requalification, reassessment and verification of the same.

4.4.	Lot Release Procedures are attached hereto as Appendix B.

4.5.
Insulet will notify Amgen within [*] when a non-conformance or deviation beyond the established Quality Control Plan has been identified that may affect Manufacturing or supply of Customized Insulet Devices.

4.6.	Insulet will be responsible for supplying Amgen with quality reports. The content and frequency will be defined in the Quality Plan applicable to the Customized Insulet Device.

4.6
Insulet will have procedures in place to ensure data with respect to Customized Insulet Devices is complete and accurate; that it can be traced to its source and that it is readily available during regulatory inspections.

4.7
Insulet will notify Amgen of any incompleteness or inaccuracies related to data with respect to Customized Insulet Devices which may impact the quality or the safety of any of the Amgen product, as soon as possible, but not to exceed [*] after becoming aware such information.

5.	MANAGEMENT RESPONSIBILITY

5.1.
Executive Management at Insulet is responsible for quality planning and assures that resources are dedicated to achieve quality objectives, and manufacture and provide Customized Insulet Devices that meet Specifications approved by Amgen.

5.2.
Insulet and Amgen will conduct Quality and Compliance Reviews regarding the Manufacture of Customized Insulet Devices. The reviews will include: CAPA, product complaints, critical manufacturing data and yield trending, nonconformance reports (NCRs) and deviations, EO test trends, external audit reports as they pertain to Manufacture of Customized Insulet Devices, and status of previous open actions and other quality and compliance related topics. Unless otherwise agreed by Amgen, the Parties will complete one review per calendar quarter during the Term after the commencement of 1st commercial build of Customized Insulet Device.

6.	QUALITY AUDIT

6.1.
Insulet will establish and maintain procedures for internal quality audits and audit of their CMOs and conduct such audits to assure that the quality system is in compliance with the established quality system requirements and to determine the effectiveness of the Quality System.

7.	DESIGN CONTROLS

7.1.
Design Controls are the responsibility of Insulet and will follow and be consistent with established Insulet procedures. Insulet has the responsibility for the control, approval and issuance including but not limited to the following:

7.1.1.	Material Specifications

7.1.2.	Process Requirements

7.1.3.	Parts Specifications

7.1.4.	Finished Goods Specifications

7.1.5.	Packaging Component Specifications

7.1.6.	Label Specifications

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

7.2.
Amgen is responsible for design control for the combination product (that is, the System) including combination product design verification, design validation, human factors and drug-device interaction testing.

7.3.
Insulet shall ensure that all design control requirements have been met prior to the first shipment of Customized Insulet Device for human use. The interface between the groups and roles and responsibilities of each Party with respect to each phase of design controls is set forth in Appendix C.

7.4.	Control of changes to the Customized Insulet Device and components thereof will follow requirements set forth in Section 4.2.

8.	DOCUMENT CONTROL

8.1.
Insulet shall maintain document control procedures as defined in the Supply Agreement and in compliance with 21 CFR 820.40 and ISO 13485. Insulet shall make this documentation available for review by Amgen during quality systems audits and upon request. Insulet shall make the Design History File (DHF), Device Master Record (DMR), Device History Record (DHR) and Insulet's other related quality systems records that are relevant to the Customized Insulet Device accessible to Amgen upon reasonable request and in support of all Regulatory Authority inspections. Insulet will work with Amgen to make these documents available through agreed upon measures, such as electronic systems or through review. The provisions of the Supply Agreement regarding Confidential Information apply to this Quality Agreement and interactions between the Parties with respect hereto.

8.2.
Insulet will maintain documents in compliance with 21 CFR 820.180 and MDD 93/42/EEC for the time equivalent to design and expected life of the Customized Insulet Device but no less than five (5) years from the date of release for commercial distribution by Insulet. Insulet will notify Amgen prior to the end of the document retention period and the scheduled destruction of any contents of the DHF, DMR or DHR.

9.	RISK MANAGEMENT

9.1.
With respect to the Services, Insulet shall develop and comply with a risk management system that is compliant with ISO 14971 and all other product applicable standards to risk management. Insulet and Amgen shall fulfill the deliverables listed in the Risk Management Deliverables Table below.

9.2.	Insulet shall have provisions for Amgen to audit Insulet's risk management procedures and documents. Insulet shall have risk deliverables listed in the table below reviewed and approved by Amgen.

Risk Management Deliverables Table

DELIVERABLE	PRIMARY RESPONSIBILITY	COMMENTS OR RATIONALE
Risk Management File	Amgen
Amgen will establish and maintain a Risk Management File per its internal procedures and ISO 14971.
Insulet shall provide required information for Amgen risk management file (e.g. risk document titles and identifiers).

Risk Management Plan	Insulet and Amgen
Amgen will create and maintain Risk Management Plan per internal procedures and ISO 14971.
Insulet will create a risk management plan to describe risk activities, and how overall risk will be evaluated.

Risk Assessments	Insulet and Amgen	Insulet will perform risk assessments per internal procedures. Amgen will conduct use and system risk assessments per internal SOP and ISO 14971.
Risk Management Report	Insulet and Amgen
The results of Insulet assessments will be documented in a Risk Management Report per internal procedures and ISO 14971.
Amgen will generate and maintain a Risk Management Report per internal procedures and ISO 14971 which includes a summary of risks identified by Insulet and Amgen.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

An Amgen/Insulet Risk Management flowchart is in Exhibit 1.

10.	INSPECTION, MEASURING, TESTING

10.1.
Insulet shall assure that that measuring and test equipment is appropriate for its intended use and periodically serviced and/or calibrated in compliance with written procedures for such. Insulet shall be responsible for test method and equipment validation(s) as required by Insulet's approved procedures.

11.	PURCHASING CONTROL

11.1.
Insulet is responsible for the qualification of materials and the approval of new or alternate sub-tier suppliers for the Manufacture of Customized Insulet Device. The following suppliers will not be changed without prior written approval from Amgen:

Subcontractor Name	Location	Product/Service
[*]
Insulet shall establish, maintain the requirements, including quality requirements, for the selection of suppliers, subcontractors and consultants. Evaluation of the suppliers, subcontractors and consultants shall be performed in compliance with Insulet’s procedures. These procedures as well as the schedule for performing the evaluations shall be documented and made available for review by Amgen during routine Quality Systems audits.

11.2.
All fluid path components coming into contact with the Amgen Product will be manufactured [*]. Assembly of the fluid path components, sub-assemblies, and the entire Customized Insulet Device, including all packaging, will be performed [*]. Fluid path components are defined in the following table:

Part Number	Part Description	Approved Supplier	Mfg. Country	Material Description
[*]

12.	IDENTIFICATION AND TRACEABILITY

12.1.
Insulet will maintain a system to assure proper identification and acceptance status of material, components and Customized Insulet Devices throughout the manufacturing cycle and records to allow for traceability of materials and components used in each lot of Customized Insult Devices.

13.	PRODUCTION AND PROCESS CONTROLS

13.1.
Insulet will maintain written procedures for production and process control of the Customized Insulet Device. Insulet will sterilize the Customized Insulet Device in accordance with the Insulet Product Definition Document INSPR020-PDD, Amgen Delivery Device ADD specifications. Sterilization results will be provided on the Certificate of Conformance.

13.2.
Amgen will notify Insulet of any requested changes to the Specifications or Manufacturing of the Customized Insulet Device including without limitation changes required by Applicable Law or Government Authority and changes to the following:

•	Item #1 - Design Requirement Document;

•	Item #2 - Subsystem components (e.g., hardware, electrical, mechanical and software);

•	Item #3 - Manufacturing improvement (e.g., procedures, in line testing and equipment);

•	Item #4 - Lot qualification procedures;

•	Item #5 - Risk documents;

•	Item #6 - Shipping process and condition; and

•	Item #7 - Materials (e.g., packaging component and label artwork).

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Within [*] calendar days for Items [*] and [*] calendar days for Items [*] after each such notification from Amgen, Insulet will submit to Amgen an assessment of cost and schedule for implementation of the changes. Insulet will implement the changes as agreed upon by the Parties, such agreement not to be unreasonably withheld, including those required by Governmental Authorities or Applicable Law. [*]

14.	ACCEPTANCE ACTIVITIES

14.1.
For each lot of Customized Insulet Devices, Insulet shall require [*] to conduct identification, sampling and testing in accordance with the Lot Release Procedures in Appendix B. A lot of Customized Insulet Devices Manufactured by [*] that, based on the performance of and results from the Lot Release Procedures and comparison to release criteria set forth in the Lot Release Procedures in Appendix B, is appropriate for release by [*] (each an “In-Process Conforming Lot”). In-Process Conforming Lots will proceed to sterilization in accordance with the Sterilization/[*] Procedures. For each In-Process Conforming Lot that completes the Sterilization/[*] Procedures, and is shipped to Insulet, Insulet will perform lot qualification testing per Lot release procedure in Appendix B. The lot passes acceptance criteria and Insulet release requirement will become Conforming Lot, and prior to ship to Amgen, Insulet will provide to Amgen electronic versions of the DHRs (Device History Record) and a Certificate of Conformance that will contain the following information:

14.1.1  [*];
14.1.2. [*];
14.1.3  [*];
14.1.4  [*];
14.1.5 [*];
14.1.6  [*].
14.1.7  [*];
14.1.8  [*];
14.1.9    [*];

14.1.10	[*]; and
14.1.11  [*].

14.2.
Amgen maintains final acceptance responsibility for all Customized Insulet Devices Shipped to Amgen. Amgen may reject any lot of Customized Insulet Devices (a) that is not associated with a valid Certificate of Conformance, (b) that, upon examination, is not in a condition consistent with the Certificate of Conformance, provided that any such deviation from the Certificate of Conformance does not arise after Shipping, or (c) that does not meet the warranties set forth in the Supply Agreement. Amgen shall notify Insulet by giving written notice of rejection to Insulet within [*] after the receipt of final documentation from Insulet as outlined in section 13.2. If Amgen determines in good faith that it is reasonably likely that Amgen will reject Customized Insulet Devices, Amgen will provide verbal notification of such to Insulet within [*] after each such determination. Any disputes concerning Amgen’s rejection of a lot of Customized Insulet Devices will be resolved in accordance with Section 10 of the Supply Agreement.

15.	SHIPPING REQUIREMENTS

15.1.	Shipping environmental condition from [*] facility to Insulet shall be:
[*]

16.	NON-CONFORMING CUSTOMIZED INSULET DEVICES

16.1.
During the [*] Production Run Period, Amgen quality will disposition lots that are not Conforming Lots, or portions thereof, by directing Insulet in writing that such lots, or portions thereof, be disposed of or that such Lots, or portions thereof, be delivered to Amgen without further processing.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

17.	CORRECTIVE AND PREVENTIVE ACTION

17.1.	Insulet will establish and maintain a corrective and preventive action (CAPA) program in accordance and compliance with applicable requirements of Regulatory Authorities.

17.2.
Trending and analysis of all non-conformances will be performed by Insulet to verify the effectiveness of corrective and/or preventive actions and such trending and analyses will be reviewed with Amgen during the quarterly Quality and Compliance Review.

17.3.
After each Non-Conforming Lot and after completing the obligations set forth in Section 16.1 and 16.2 of the Quality Agreement, Insulet and Amgen (through its [*]) shall mutually agree on corrective action to resolve the cause of Non-Conformance, prior to conducting another production run.

18.	[*]

18.1.	[*]

18.2.	[*]

18.3.	[*]

18.4.	[*]

19.	QUALITY SYSTEM RECORD

19.1.	Insulet will prepare and maintain Quality System Records. Quality System Records include or refer to the location of non-Customized Insulet Devices specific quality system procedures.

20.	RETAIN SAMPLE

20.1.
Insulet shall receive and store certain amount of Customized Insulet device as “Retention Sample” per Insulet procedure. Insulet and Amgen shall agree on the required number of retains to support the Customized Insulet Device.  If additional samples are required, above and beyond what has been agreed upon, Amgen should be notified and have the opportunity to authorize. Any additional samples taken as retains, above and beyond, should be destroyed at the time the batch is released by Amgen.

21.	RECALL/WITHDRAWALS/FIELD SAFETY CORRECTIVE ACTION

21.1.
Insulet shall notify Amgen within one (1) business day after there is an actual recall or correction/removal or Field Safety Corrective Action (FSCA) related to the Insulet Device that could affect the Customized Insulet Device. Insulet will follow its established procedures for determining the scope of the potential problem and actions necessary.

21.2.
Insulet will notify Amgen within one (1) business day after it determines that an issue with the Customized Insulet Device could require a recall or correction/removal or Field Safety Corrective Action (FSCA) from the market. Amgen will then determine whether the Customized Insulet Device should be the subject of a recall, correction or removal from the market.

21.3.
In the event Amgen determines that any problem identified as reasonably likely to require a recall or correction/removal or Field Safety Corrective Action (FSCA) from the market related to the released Customized Insulet Devices, Amgen will notify Insulet of such within one (1) business day after such determination and follow its established procedures for determining the scope of the potential problem and any actions necessary.

21.4.
When potential recall/withdrawal/Field Safety Corrective Action (FSCA) issue is identified by Amgen and communicated to Insulet by Amgen, Insulet shall immediately perform investigations regarding and related to the issue. Insulet shall submit to Amgen investigation reports regarding the defect, issue or cause for such regulatory reporting within an appropriate timeframe dependent on regulatory reporting requirements. Amgen shall have the final decision for a voluntary product recall or correction/removal as it relates to the Customized Insulet Device.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

22.	ANNUAL PRODUCT QUALITY REVIEW
In support of an Annual Product Review, Insulet will provide one each calendar quarter to Amgen a quarterly status written report on scrap, yield, NCMR’s, CAPA’s and other quality related data on related components and products that may impact the Customized Insulet Device. Insulet will review information pertaining to the Customized Insulet device that will appear in Amgen Annual Product Review, prior to FDA submission.

23.	CONFIDENTIALITY
Without limiting Article 5 of the Supply Agreement, information contained in Specifications, batch records, procedures, and test methods relating exclusively to the Customized Insulet Device will be treated as confidential pursuant to the Supply Agreement.

24.	JOINT QUALITY COMMITTEE

a)
Formation. The Joint Quality Committee (“JQC”) shall be comprised of two (2) members from each Party, which members shall initially be the persons set forth in the following. Amgen and Insulet shall designate one of its members to act as chairperson of the JQC. As of the Effective Date, the members of the JQC are the following or the designee:

Amgen:
[*]

Insulet:
        [*]

Each Party may change its members on the JQC by giving prior notice to the other Party in the manner provided in the Supply Agreement.

b)
Responsibilities. The JQC shall have overall responsibility for managing, directing and overseeing the Quality Agreement and compliance with such including, but not limited to, the following: (1) establishing specific requirements for, and implementing the general concepts of, the Quality Agreement; and (2) monitoring and coordinating communication regarding the Parties’ efforts under the Quality Agreement. The JQC shall not have any power to amend, modify or waive compliance with the terms of the Quality Agreement or Supply Agreement.

c)	Meetings. During the Term, the JQC will meet (telephonically or in person) at times as reasonably requested by a Party.

25.
DECISION MAKING. The Parties recognize that a bona fide dispute as to certain matters related to a Party’s rights or remedies under this Quality Agreement may arise from time to time.  In the event of the occurrence of such a dispute, the JQC shall undertake good faith efforts to resolve any such dispute in good faith.  In the event the JQC shall be unable to resolve any such dispute, by written notice to the other Party, a Party may, but shall not be obligated to, escalate such dispute pursuant to Section 10 of the Supply Agreement.

26.    PRODUCT COMPLAINTS
26.1    DEFINITIONS

Amgen Product. For purposes of this Section 26, the defined term “Amgen Product” shall include suspected counterfeit product.

“Privacy Laws and Regulations” shall have the meaning ascribed to it in the Safety Agreement.
“Product Complaint” shall mean any written, electronic, or oral communication that alleges deficiencies related to the identity, quality, durability, reliability, safety, effectiveness, or performance of a drug or device after it is released for distribution to market or clinic by either Amgen or by distributors or other third parties for whom

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Amgen (or its designee) manufactures the drug or device; provided, however, with respect to Amgen, Product Complaint shall not include deficiencies solely related to or arising from an Amgen Product.
“Product Complaint Sample” shall mean, with respect to each Product Complaint, the actual unit of the Customized Insulet Device associated with such Product Complaint. When required by the mutually agreed-upon Product Complaint investigation process, and if available, Amgen will send to Insulet for investigation, the Product Complaint Sample.

26.2    PRODUCT COMPLAINT EVENT HANDLING

26.2.1    Collection of Product Complaints (the Customized Insulet device)

a)
Amgen shall notify Insulet of each Product Complaint of which Amgen becomes Aware, even if the information known to Amgen is incomplete. With respect to a Product Complaint, “Aware” means if: (1) any employee of Amgen has acquired information that reasonably suggests a Product Complaint has occurred; or (2) any of Amgen’s employees (A) who have management or supervisory responsibilities over persons with regulatory, scientific, or technical responsibilities or (B) whose responsibilities include the collection and reporting of Product Complaints, becomes aware from any information that a Product Complaint may have occurred.

b)	Amgen shall provide to Insulet all information relating to Product Complaints received by Amgen from any source, including patients and healthcare providers.

c)
Amgen will, within [*], report to Insulet all information available to Amgen regarding each Product Complaint and shall use reasonable efforts to obtain the following information from the person providing the Product Complaint information (the “reporter”):

◦	confirmation that the patient was exposed to an Amgen Product and/or used the Customized Insulet Device;

◦	the details of the Product Complaint; and

◦	the contact information for the reporter.

d)
On or before the [*] day of each calendar month, Insulet shall notify Amgen whether there were Product Complaints related to common platform technology (Insulet Device) that could impact, or are applicable to, the Customized Insulet Device. With respect to such Product Complaints, Insulet shall provide tracking and trending data, the content of which shall be mutually agreed upon between the Parties.

26.2.2    Reporting, Investigation, and Follow Up of Product Complaints

a)
Within One (1) Business Day after Amgen becoming Aware of a Product Complaint and information relating thereto, Amgen will transmit all available information of which it is then aware regarding such Product Complaint to Insulet via established communication process. Receipt of information will be confirmed by Insulet within two (2) Business Days. Insulet will conduct investigations per Insulet standard process timelines. The Complaint Handling Process Flow is attached as Exhibit 2 and applies hereto.

b)
If a Party receives additional information or documents relating to a previously reported Product Complaint, such Party shall provide such information and/or the originals of such documents to the other Party’s designated contact within two (2) business days after receipt. Examples of such additional information include without limitation the following:

◦	Confirmed device failure; and

◦	Identification of potential product security issues.

c)	Within two (2) Business Days of receipt of a Product Complaint from Amgen; Insulet will notify Amgen to conduct a regulatory reportability assessment for the following symptom code:

[*]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

d)
Insulet is responsible for conducting thorough investigations of Product Complaints, in alignment with agreed upon processes including those related to the authenticity, operation, functionality and performance of the Customized Insulet Device. The investigation shall be performed and documented in a written report which identifies the underlying cause if possible based on available information, and Corrective Actions, if required, necessary to correct the identified cause, including justification for such conclusions. The report shall include a visual inspection of the Product Complaint Sample, if there is a Product Complaint Sample or where applicable, to confirm the authenticity of the device that is the subject of the Product Complaint as a Customized Insulet Device.

e)	Upon Amgen’s request, an investigational report shall be provided by Insulet to Amgen with respect to a Product Complaint.

f)	All Product Complaint samples will be returned to Insulet for investigation or destruction as outlined in the Insulet complaint handling procedure as applicable to Customized Insulet Device

a.	Amgen will provide Return Material kits to complainants for return of the Product Complaint Sample directly to Insulet.

b.	Amgen will initiate return sample follow up activities if receipt of the return sample exceeds seven (7) Business Days.

g)	Each Party will provide the other Party with such assistance as may be reasonably requested in investigating and obtaining follow-up information with respect to Product Complaints.

h)
No later than the fifteenth (15th) day of each calendar month during the term of the Agreement, Amgen shall submit to Insulet a written report including the following: (1) a line listing of Product Complaints of which Amgen is Aware that occurred or of which it became Aware during the previous calendar month or (2) a statement certifying that Amgen is not Aware of the occurrence of any Product Complaints during the previous calendar month. If a line listing of Product Complaints is provided, Insulet will inform Amgen to the extent that Insulet did not receive any Product Complaint reflected on the line listing and within two (2) Business Days after receipt of such notice, Amgen shall transmit such missing reports to Insulet.

i)	No later than the fifteenth (15th) day of each calendar month during the Term of the Supply Agreement, Insulet shall submit to Amgen the following for the previous calendar month:

◦	Rolling 24 months complaint rate per symptom code

◦	All trend investigations (Including similar devices)

◦	All device failures, including applicable failures with similar devices

◦	Open CAPAs and CAPA effectiveness verification for identified complaint codes

◦	Adherence to cycle time (on-time closure)

j)	Contact information may be updated by each Party as necessary by prior written notice to the other Party all without the need to formally amend this Quality Agreement.

26.3.    TRAINING

Insulet represents and warrants that its Quality Management System training includes training relating to the identification, communication, investigation and reporting of Product Complaints.
26.4    QUALITY MANAGEMENT SYSTEM

Insulet shall implement, maintain, and adhere to a set of policies, plans, practices, and supporting infrastructure as defined in the Quality Agreement to include a designated unit to receive, review, and investigate Product Complaints.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Appendix A
[*]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Appendix B
[*]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.18

Appendix C
[*]

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.